UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a 12

ACASTI PHARMA INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 | ACASTI PHARMA, INC. SHAREHOLDER LETTER

LETTER TO ACASTI SHAREHOLDERS

2022 | ACASTI PHARMA, INC. SHAREHOLDER LETTER

DEAR SHAREHOLDERS

Fiscal Year 2022 was a truly transformative year for Acasti.

We pivoted as a company and acquired Grace Therapeutics in late August 2021 providing us a new mission of reformulating and repurposing marketed medicines for indications in rare and orphan diseases where signiﬁcant unmet medical needs exist. This strategy allows us to pursue the 505(b)(2) regulatory pathway, which is potentially a faster, lower cost, and lower risk approach to getting drugs approved by the FDA.

We now have three drug candidates advancing in clinical development. All three of our drug candidates have received Orphan Drug Designation from the FDA, and each one has the potential to be considered for fast-track review and approval. Orphan Drug Designation provides for seven years of marketing exclusivity in the United States post-launch, provided certain conditions are met, and 10 years of exclusivity in Europe. These rare diseases also typically involve clinical trials with fewer patients, and they often require a much smaller, more targeted commercial infrastructure to realize their market potential.

It’s important to point out that the speciﬁc diseases targeted for drug development by Acasti are well understood, although these patient populations may remain poorly served by currently available therapies, or for example, in the case of our GTX-102 for children with Ataxia-Telangiectasia, approved drug therapies do not yet exist. Our aim is to eﬀectively treat the debilitating consequences of these underlying diseases, with the ultimate goal of improving quality of life and patient outcomes.

Here is a brief update on each of our three lead drug candidates.

GTX-104

Our lead drug candidate, GTX-104, is a novel formulation of nimodipine to be administered via a continuous intravenous infusion, designed speciﬁcally for patients with Subarachnoid Hemorrhage, or SAH. SAH is a condition caused by bleeding on the brain due to a ruptured aneurysm. SAH presents a life-threatening emergency for the patient, and our new, proprietary IV drug formulation addresses a vital need in the critical care market that has seen little innovation over the last thirty years.

SAH is estimated to aﬀect about 50,000 patients per year in the United States alone, and based on our market research, we believe that GTX-104 represents a total addressable market in the US of more than $300 million.

The current standard of care is an orally administered drug called nimodipine, which was approved by the FDA in 1988. Nimodipine is available in the U.S. only as an orally administered capsule or liquid solution, which is problematic, as many of these SAH patients are not conscious, or if they’re awake, they have a hard time swallowing oral drugs. Consequently, nimodipine must often be delivered via a nasogastric tube, which leads to a lot of variability in dosing, as the drug can stick to the inside of the tube, making it diﬃcult to control the resulting blood pressure of the patient. Furthermore, oral nimodipine is subject to a large variation in blood levels due to a food eﬀect, as well as diurnal variations caused by changes in blood ﬂow, renal function and hepatic metabolism over the course of a 24-hour day, all which can aﬀect the absorption of an oral drug.

We believe that GTX-104, delivered intravenously, could be a game changer for patients with SAH, as a more convenient, eﬃcient, and precise way to deliver nimodipine directly into the patient’s bloodstream.

2022 | ACASTI PHARMA, INC. SHAREHOLDER LETTER

In May 2022, we announced that our GTX-104 Pharmacokinetic Bridging study had successfully met all its endpoints. The primary objective of the study was to evaluate the relative bioavailability of GTX-104 administered intravenously compared to oral nimodipine in healthy adult male and female subjects, while the secondary objective was to assess its safety and tolerability. The results showed statistically no diﬀerence in the maximum and total exposure between GTX-104 and the oral formulation of nimodipine, and no serious adverse events were observed. This means that GTX-104 delivered intravenously can be considered essentially bioequivalent to oral nimodipine. Importantly, the inter- and intra-subject variability of serum concentrations of nimodipine was also much lower for GTX-104 as compared with oral nimodipine. We believe that because of its better absorption proﬁle and more consistent blood levels, GTX-104 may provide physicians with a more reliable and eﬀective treatment for patients with SAH. This could be a key advantage, as GTX-104 could help to reduce the incidence of hypotensive events and vasospasm, which require immediate and costly intervention, and can lead to worse outcomes for the patient.

We plan to submit our recent PK Bridging Study results to the FDA in calender Q3, 2022 and expect to start our Phase 3 trial in the ﬁrst half of calendar 2023. The Phase 3 safety study is expected to be the ﬁnal clinical step required to seek regulatory approval under the 505(b)(2) regulatory pathway before submitting a New Drug Application to the FDA for GTX-104 to treat SAH patients. We are extremely excited about the opportunity to bring this new treatment option to patients with SAH.

GTX-104: SUPERIOR VALUE PROPOSITION

GTX-102

GTX-102, our novel, concentrated oral-mucosal spray of betamethasone, is intended to improve the neurological symptoms of Ataxia Telangiectasia, or A-T, for which there are currently no FDA-approved therapies. A-T is a progressive, genetic, neurodegenerative disorder that primarily eﬀects young children, causing severe disability, impairment of the immune system and an increasing susceptibility to infections and cancer. Patients typically die in their mid-20s from complications of lung disease or cancer.

A market research study commissioned by Acasti found that A-T aﬀects approximately 4,300 patients per year in the United States, and has a potential total addressable market of $150 million, based on the estimated number of treatable patients.

We plan to initiate the PK bridging study of GTX-102 in the third calendar quarter of 2022 and expect to report out top line results before the end of 2022. Assuming the PK bridging study meets its primary endpoint, we plan to conduct a Phase 3 safety and eﬃcacy trial for GTX-102 in A-T patients. The Phase 3 study is expected to be initiated in the second half of calendar 2023. If both studies meet their primary endpoints, an NDA ﬁling for GTX-102 under Section 505(b)(2) would follow.

2022 | ACASTI PHARMA, INC. SHAREHOLDER LETTER

GTX-101

GTX-101 is our novel, non-narcotic, thin ﬁlm, bio-adhesive topical bupivacaine spray designed to treat PHN, the severe and often debilitating nerve pain that can persist following a shingles infection. It’s important to point out that market studies suggest that a signiﬁcant unmet need still exists for treating patients with PHN.

Approximately 40% of the patients that are prescribed the standard of care, which includes oral gabapentin and lidocaine patches, experience insuﬃcient pain relief, and gabapentin has unpleasant side eﬀects and abuse potential.

The beneﬁts of GTX-101 could include faster onset of action, which is an inherent characteristic of our active ingredient bupivacaine vs. lidocaine, as well as a longer, more sustained duration of pain relief. GTX-101 can be conveniently sprayed on the skin wherever the pain is located, and based on the PK proﬁle of bupivacaine, we believe that GTX-101 may only need to be applied once or twice a day for 24/7 pain relief, although this dosing schedule will need to be conﬁrmed in our clinical trials. We believe GTX-101 has the potential to be a disruptive therapy as a non-opioid analgesic for PHN patients who suﬀer from this debilitating pain.

GTX-101: SUPERIOR VALUE PROPOSITION VS. LIDOCAINE PATCHES

We completed a minipig skin sensitivity study in the second calendar quarter of 2022, and in July 2022 initiated our planned Single Dose Pharmacokinetic bridging study to evaluate the relative bioavailability of GTX-101 compared to the reference listed intramuscular injectable form of the bupivacaine. This study is the next step in our proposed 505(b)(2) regulatory pathway for GTX-101, and it is expected to be completed on schedule by the end of calendar 2022. The results will provide important information on the dose and dosing frequency for GTX-101, which will guide the design of our Multiple Ascending Dose study to be conducted in healthy human volunteers next year, followed by our planned Phase 2 study in PHN patients.

Suﬃcient Capital through March 2024

Recognizing that capital is critical to advancing our three drug candidates, we ended the ﬁscal year with $43.2 million in cash, cash equivalents and short-term investments. Based on an in-depth review in August 2022 of our cash needs as well as certain cost savings and overall eﬃciencies we have implemented across the organization, management believes based on our current projections that we have suﬃcient capital to fund operations through at least March 2024, allowing for the advancement of GTX-104 through Phase 3 and advancing GTX-102 and GTX- 101 to key value inﬂection points.

2022 | ACASTI PHARMA, INC. SHAREHOLDER LETTER

MULTIPLE NEAR-TERM CATALYSTS FOR LEAD DRUG CANDIDATES

We are excited about the progress we are making to deliver innovative new treatments to thousands of patients who currently lack eﬀective therapies. We thank you for your continued support of Acasti and look forward to reporting on the progress we expect to achieve in the coming year.

Roderick Carter, MD	Jan D’Alvise
Chairman of the Board	President and CEO

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Acasti Pharma Inc. (the “Corporation”):

NOTICE IS HEREBY GIVEN THAT that the annual and special meeting (the “Meeting”) of the shareholders of the Corporation will be held on Wednesday, September 28, 2022 at 1:00 p.m. Eastern Time. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to COVID-19, and in order to comply with federal, provincial and municipal restrictions that are or may be imposed in connection with the COVID-19 mitigation efforts, the Meeting will take place online only via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. Registered shareholders and duly appointed proxyholders can attend the Meeting online at https://meetnow.global/MFP5NAJ where they can participate, vote, or submit questions during the Meeting’s live webcast.

The Meeting will be held for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended March 31, 2022 and the auditors’ report thereon;
2.
Proposal No. 1 - to elect the directors of the Corporation for the ensuing year;
3.
Proposal No. 2 - to appoint the auditors for the ensuing year and to authorize the directors of the Corporation to fix their remuneration;
4.
Proposal No. 3 - the adoption of an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the accompanying management information circular and proxy statement (the “Proxy Statement”);
5.
Proposal No. 4 - to consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s stock option plan, as previously approved by the Board of Directors of the Corporation (the “Board”), as more particularly described in the accompanying Proxy Statement;
6.
Proposal No. 5 - to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s equity incentive plan, as previously approved by the Board, as more particularly described in the accompanying Proxy Statement; and
7.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

SIGNED IN LAVAL, QUEBEC, AS OF AUGUST 31, 2022.
BY ORDER OF THE BOARD
/s/ Jan D’Alvise
Jan D’Alvise
Chief Executive Officer

The Notice of Meeting, the Proxy Statement and the form of proxy will be mailed to you on or around August 31st, 2022.

Shareholders may exercise their rights by attending the Meeting or by completing a form of proxy. The directors of the Corporation have established August 24, 2022 as the record date for the purpose of determining the Corporation’s shareholders which are entitled to receive notice of and to vote at the Meeting. Should you be unable to attend the Meeting, please complete, date and sign the form of proxy and return it in the envelope provided for that purpose.

Non-registered Shareholders that are unable to attend the Meeting may complete, date and sign the Voting Instruction Form and return it in the envelope provided or vote online at www.proxyvote.com

A proxy can be submitted to Computershare Investor Services Inc. (“Computershare”) either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at Service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on September 26, 2022, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such shareholder on a ballot will be counted and the submitted proxy will be disregarded. Your shares will be voted in accordance with your instructions as indicated on the form of proxy, or failing instructions, in the manner set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting
of Shareholders to be held on September 28, 2022.

The Corporation’s Notice of 2022 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Corporation’s website at www.acastipharma.com in the “Investors” section.

GENERAL INFORMATION ABOUT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

The information contained in this management information circular and proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by the management of Acasti Pharma Inc. (the “Corporation”, “Acasti”, “we” or “us”) to be used at the annual and special meeting (the “Meeting”) of the shareholders of the Corporation (the “Shareholders”) to be held virtually, on Wednesday, September 28, 2022 at 1:00 p.m. Eastern Time and any adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The Meeting will be held online at https://meetnow.global/MFP5NAJ. There will be no physical location for Shareholders and duly appointed proxyholders to attend. It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation.

All references to “dollars” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars.

QUESTIONS ABOUT THE MEETING AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be hosted online by way of a live webcast beginning at 1:00 p.m. Eastern Time on September 28, 2022. Shareholders will NOT be able to attend the Meeting in person. A summary of the information Shareholders will need to attend the online Meeting is provided below.

How do I participate in the Meeting virtually?

Shareholders and duly appointed proxyholders can attend the Meeting online by going to https://meetnow.global/MFP5NAJ.

It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.

Registered Shareholders and duly appointed proxyholders can participate in the Meeting by clicking “I have a login” and entering an assigned username and password before the start of the Meeting.

In order to participate online, Shareholders must have a valid 15-digit control number and proxyholders must have received an email from Computershare Investor Services Inc. (“Computershare”) containing a username. For registered Shareholders, the 15-digit control number located on the form of proxy or in the email notification you received is the username. For duly appointed proxyholders, Computershare will provide the proxyholder with a username after the voting deadline has passed. Voting at the Meeting will only be available for registered Shareholders and duly appointed proxyholders. Non-registered Shareholders who have not appointed themselves as proxyholders may attend the Meeting by clicking “I am a guest” and completing the online form.

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (as applicable) prior to registering their proxyholder. Registering the proxyholder is an additional step once a Shareholder has submitted their proxy/voting instruction form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders must visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on September 26, 2022 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

Registered Shareholders that have a 15-digit control number, along with duly appointed proxyholders who were assigned a username by Computershare, will be able to vote and submit questions during the Meeting. To do so, please go to https://meetnow.global/MFP5NAJ prior to the start of the Meeting to login. Click on “I have a login” and enter your 15-digit control number or username. Non-registered Shareholders who have not appointed themselves to vote at the Meeting may login as a guest, by clicking on “I am a Guest” and complete the online form. Non-registered Shareholders who do not have a 15-digit control number or username will only be able to attend as a guest, which allows them listen to the Meeting; however, they will not be able to vote or submit questions. Please see the information below for an explanation of why certain Shareholders may not receive a form of proxy.

If you are using a 15-digit control number to login to the online Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, DO NOT accept the terms and conditions, in which case you can only enter the Meeting as a guest.

If you are eligible to vote at the Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.

To attend and vote at the virtual Meeting, a United States beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance of the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 26, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may then attend the Meeting and vote your shares at https://meetnow.global/MFP5NAJ during the Meeting. Please note that in order to vote you are required to register your appointment as proxyholder at https://www.computershare.com/acasti.

Who can vote at the Meeting?

Shareholders registered as at August 24, 2022 (the “Record Date”) are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the proxy to attend and vote, deliver their proxies at the place and within the time set forth in this Proxy Statement.

The Corporation’s authorized capital consists of an unlimited number of no par value Class A common shares (the “Common Shares”) and an unlimited number of no par value Class B, Class C, Class D and Class E preferred shares (collectively the “Preferred Shares”), issuable in one or more series.

As at the Record Date, there were a total of 44,610,130 Common Shares issued and outstanding and no Preferred Shares issued and outstanding. Each Common Share entitles its holder to one vote.

How do I appoint a third-party proxyholder?

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders must visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on September 26, 2022 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

A proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1, or via the internet at service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on September 26, 2022, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a Shareholder who has submitted a proxy attends the

Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such Shareholder on a ballot will be counted and the submitted proxy will be disregarded.

Without a username, proxyholders will not be able to vote at the Meeting.

What is the quorum for the Meeting?

The by-laws of the Corporation and Nasdaq Stock Market (“Nasdaq”) rules applicable to the Corporation require a quorum of Shareholders representing at least 33 1⁄3 % of the Common Shares for the Meeting.

What is the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (i.e., beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your share certificate or in the registers of the Corporation maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy directly to registered Shareholders. We have previously mailed our annual report to all registered Shareholders.

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting.

Non-Registered Shareholder

In many cases, Common Shares beneficially owned by a non-registered Shareholder are registered either:

(a)
in the name of an intermediary that the non-registered Shareholder deals with in respect of the Common Shares, such as securities dealers or brokers, banks, trust companies, and trustees or administrators of self-administered RRSPs, RRIFs, RESPs, 401Ks and similar plans; or
(b)
in the name of a clearing agency of which the intermediary is a participant. In accordance with National Instrument 54-101 of the Canadian Securities Administrators, entitled “Communication with Beneficial Owners of Securities of a Reporting Issuer”, and pursuant to Rule 14a-13 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation has distributed copies of the Notice of Meeting and this Proxy Statement (collectively, the “Meeting Materials”) to the clearing agencies and intermediaries for distribution to non-registered Shareholders.

Intermediaries are required to forward the Meeting Materials to non-registered Shareholders, and often use a service provider for this purpose. Non-registered Shareholders will either:

(a)
typically, be provided with a computerized form (often called a “voting instruction form”) which is not signed by the intermediary and which, when properly completed and signed by the non-registered Shareholder and returned to the intermediary or its service provider, will constitute voting instructions which the intermediary must follow. The non-registered Shareholder will generally be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the applicable computerized form to validly constitute a voting instruction form, the non-registered Shareholder must remove the label from the instructions and affix it to the computerized form, properly complete and sign the form and submit it to the intermediary or its service provider in accordance with the instructions of the intermediary or its service provider. In certain cases, the non-registered Shareholder may provide such voting instructions to the intermediary or its service provider through the internet or through a toll-free telephone number; or

(b)
less commonly, be given a proxy form which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted to the number of Common Shares beneficially owned by the non-registered Shareholder, but which is otherwise not completed. In this case, the non-registered Shareholder who wishes to submit a proxy should properly complete the proxy form and submit it to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

Under applicable securities laws, a beneficial owner is an “objecting beneficial owner” (or “OBO”) if such beneficial owner has or is deemed to have provided instructions to the intermediary holding the securities on such beneficial owner’s behalf objecting to the intermediary disclosing ownership information about the beneficial owner in accordance with such laws. If you are an OBO, you received these materials from your intermediary, or its agent and your intermediary is required to seek your instructions as to how to vote your Common Shares. The Corporation has agreed to pay for intermediaries to deliver to OBOs the proxy-related materials and the relevant voting instruction form. The voting instruction form that is sent to an OBO by the intermediary or its agent should contain an explanation as to how you can exercise your voting rights, including how to attend and vote directly at the Meeting. Please provide your voting instructions to your intermediary as specified in the voting instruction form.

In either case, the purpose of these procedures is to permit non-registered Shareholders to direct the voting of the Common Shares they beneficially own.

If you are a non-registered Shareholder who receives a voting instruction form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should print your name, or that of such other person, on the voting instruction form and return it to the intermediary or its service provider. If you are a non-registered Shareholder who receives a proxy form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should strike out the names of the persons set out in the proxy form and write your name or the name of such other person in the blank space provided and submit it to Computershare at the address set out at (b) above.

In all cases, non-registered Shareholders should carefully follow the instructions of their intermediary, including those regarding when, where and by what means the voting instruction form or proxy form must be delivered.

A non-registered Shareholder may revoke voting instructions which have been given to an intermediary at any time by written notice to the intermediary.

How do I vote?

A registered Shareholder or a non-registered Shareholder who has appointed themselves or a third-party proxyholder to represent them at the Meeting will appear on a list of Shareholders prepared by Computershare, the Corporation’s transfer agent and registrar, for the Meeting. To have their Common Shares voted at the Meeting, each registered Shareholder or proxyholder will be required to enter their control number or username provided by Computershare at https://meetnow.global/MFP5NAJ prior to the start of the Meeting. In order to vote, non-registered Shareholders who appoint themselves as a proxyholder must first register with Computershare at https://www.computershare.com/acasti after submitting their voting instruction form in order to receive a username.

Most non-registered Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form. Registered Shareholders will, and some non-registered Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1.
Voting Instruction Form. If you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on your behalf.

If you are a non-registered Shareholder who wishes to attend and vote at the Meeting (or wishes to have another person attend and vote on your behalf), you must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to you.

Or

2.
Form of Proxy. If you are a registered Shareholder, you will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if you do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Common Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. In such a case, if you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), you must complete the form of proxy and deposit it with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1. If you are a non-registered Shareholder and you wish to attend and vote at the Meeting (or wish to have another person attend and vote on your behalf), you must strike out the names of the persons named in the proxy and insert your (or such other person’s) name in the blank space provided.

To attend and vote at the virtual Meeting, a United States non-registered beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 26, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may attend the Meeting and vote your shares at https://meetnow.global/MFP5NAJ during the Meeting. Please note that you are required to register your appointment as proxyholder at https://www.computershare.com/acasti.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Common Shares. The Corporation is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward the proxy materials to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

How do I request a copy of the proxy materials?

To request a printed copy of the proxy materials, please contact your intermediary, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

3.
Proposal No. 1 – To elect the directors of the Corporation for the ensuing year;
4.
Proposal No. 2 – To appoint the auditors for the ensuing year and to authorize the directors of the Corporation to fix their remuneration;

5.
Proposal No. 3 – To adopt an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the this Proxy Statement;
6.
Proposal No. 4 – To consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s stock option plan, as previously approved by the Board of Directors of the Corporation (the “Board”), as more particularly described in this Proxy Statement;
7.
Proposal No. 5 – To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s equity incentive plan, as previously approved by the Board, as more particularly described in this Proxy Statement; and
8.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

As of the date of this Proxy Statement, management of the Corporation is not aware of any such other business.

How does the Board recommend that I vote?

The Board recommends a vote:

•
“FOR” the election of each of the director nominees named in this Proxy Statement;
•
“FOR” the appointment of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration;
•
“FOR” the advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement;
•
“FOR” approving the amended stock option plan, as described in this Proxy Statement; and
•
“FOR” approving the amended equity incentive plan, as described in this Proxy Statement.
What votes may I cast with regard to each proposal?
Proposal 1: Election of Directors.

You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1. Under our Majority Voting Policy (as defined below under Proposal 1: Election of Directors), if the votes in favour of the election of a director nominee represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision as to whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has the discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The policy does not apply in circumstances involving contested elections.

Proposal 2: Appointment of KPMG LLP.

You may select “For” or “Withhold” your vote with respect to Proposal 2. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval for KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration.

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers.

You may select “For”, “Against” or “Abstain” with respect to Proposal 3. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board.

Proposal 4: Approval of the Amended Stock Option Plan.

You may select “For”, “Against” or “Abstain” with respect to Proposal 4. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended stock option plan.

Proposal 5: Approval of the Amended Equity Incentive Plan.

You may select “For”, “Against” or “Abstain” with respect to Proposal 5. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended equity incentive plan.

How do I change my vote?

A Shareholder who has given a proxy may revoke it, as to any proposal on which a vote has not already been cast pursuant to the authority conferred by it, by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The revocation of a proxy, in order to be acted upon, must be deposited with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 at any time but no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

In addition, a proxy may be revoked by the Shareholder executing another form of proxy bearing a later date and depositing same at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof or by the Shareholder personally attending the Meeting and voting his or her shares.

What does it mean to appoint a proxy and what happens if I do not designate a proxy?

The persons named in the enclosed form of proxy are directors or officers of the Corporation. Each Shareholder who is entitled to vote at the Meeting is entitled to appoint a person, who need not be a Shareholder, to represent him or her at the Meeting other than those whose names are printed on the accompanying form of proxy by inserting such other person’s name in the blank space provided in the form of proxy and signing the form of proxy or by completing and signing another proper form of proxy. To be valid, the duly completed form of proxy must be deposited at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof. The instrument appointing a proxy-holder must be executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a corporate body, by its authorized officer or officers.

All Common Shares represented at the Meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the proxy will be voted, in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote FOR all the matters set out herein. Instructions with respect to voting will be respected by the persons designated in the enclosed form of proxy. With respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting, such Common Shares will be voted by the persons so designated at their discretion. At the time of printing this Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a registered Shareholder and other Common Shares as a non-registered Shareholder through an intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and voting instruction forms in order to vote all of the Common Shares you own. Please make sure you return each proxy card or voting instruction form in the accompanying return envelope. You may also vote by internet, telephone, facsimile or email by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The Corporation has retained D.F. King & Co. to assist in obtaining proxies from Shareholders for the Meeting. The estimated cost of such services is $10,000, plus out-of-pocket expenses. If you have any questions or need assistance you may contact D.F. King & Co. at (800) 347-4750 or ACST@dfking.com The cost of solicitation of proxies will be borne by the Corporation.

How can I make a Shareholder proposal for the 2023 Annual General Meeting?

Shareholder proposals intended to be presented in proxy materials relating to the Corporation’s 2023 annual meeting of Shareholders must be received by the Corporation on or before May 3, 2023 unless the date of the Meeting is changed by more than 30 calendar days from the date of the Meeting, in which case proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials, and must satisfy the requirements of the proxy rules promulgated by the U.S. Securities and Exchange Commission (“SEC”). For a proposal to be valid, it must comply with both the Business Corporations Act (Québec) (the “QBCA”) and the Exchange Act.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2023 annual meeting of Shareholders under the QBCA, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or non-registered owners of Common Shares that, in the aggregate: (a) constitute at least 1% of the issued Common Shares; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or non-registered owner of the Common Shares for an uninterrupted period of at least 6 months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for Acasti's 2023 annual meeting of Shareholders under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8 of the Exchange Act, and the Shareholder must have continuously held at least $2,000 in market value for at least 3 years, $15,000 in market value for at least 2 years, or $25,000 in market value for at least 1 year by the date the Shareholder submits the proposal. Alternatively, if the Shareholder continuously held at least $2,000 of Common Shares for at least one year as of January 4, 2021, and has continuously maintained a minimum investment of at least $2,000 of Common Shares from January 4, 2021 through the date the proposal is submitted to Acasti, the Shareholder will be eligible to submit a proposal for Acasti's 2023 annual meeting of Shareholders. In each case, the Shareholder must continue to hold those Common Shares through the date of Acasti's 2023 annual meeting of Shareholders.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the QBCA or a Shareholder proposal made pursuant to the QBCA and Exchange Act proxy access provisions described above, is required to comply with the Corporation’s advance notice bylaw (the “Advance Notice Bylaw”). The Advance Notice Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Corporation not less than 30 days nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that if the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the 10th day following the Notice Date. The foregoing is merely a summary of provisions contained in the Advance Notice

Bylaw and is qualified by the full text of the Advance Notice Bylaw provisions. The full text is set out in the Advance Notice Bylaw, a copy of which is filed under the Corporation’s profile at www.sedar.com or www.sec.gov.

To comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 2, 2023.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

If there are any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, Common Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of your proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and our Corporate Secretary will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within 4 business days of the Meeting.

Whom do I contact if I have questions regarding the Meeting?

If you have any questions or require assistance in voting your Common Shares, please contact Brian Ford, Chief Financial Officer at email: b.ford@acastipharma.com or tel: 450 686-4555 or Krystal Scrudato or Richard Grubaugh of D.F. King & Co. at (800) 347-4750 or ACST@dfking.com.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

PRESENTATION OF FINANCIAL STATEMENTS

The annual audited financial statements for the Corporation’s fiscal year ended March 31, 2022 (“Fiscal 2022”) and the report of the auditors thereon (the “Financial Report”) will be placed before the Meeting. The Financial Report was mailed to Shareholders who requested a copy and is also available as part of the Corporation’s annual report on Form 10-K for Fiscal 2022, which can be found on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and the Corporation’s website at www.acastipharma.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Corporation’s articles of incorporation currently provide that the Board may consist of a maximum of 10 directors. The Board has determined to nominate each of the 5 persons listed below for election as a director at the Meeting. The Board is currently composed of 7 directors. Dr. Roderick N. Carter and William Haseltine have advised the Corporation that they do not intend to seek re-election at the Meeting and no new directors are being proposed for election as their replacements.

The persons named in the enclosed form of proxy intend to vote for the election of the 5 nominees whose names are set forth below. Management does not contemplate that any such nominees will be unable to serve as a director of the Corporation. However, if, for any reason, any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee at their discretion unless the Shareholder has specified in the Shareholder’s proxy that the Shareholder’s Common Shares are to be withheld from voting in the election of directors.

The directors are appointed at each annual meeting of the Shareholders to hold office for a term expiring at the close of the next annual meeting or until their respective successors are elected or appointed and will be eligible for re-election. A director appointed by the Board between meetings of Shareholders or to fill a vacancy will be appointed for a term expiring at the conclusion of the next annual Shareholders’ meeting or until his or her successor is elected or appointed and will be eligible for election or re-election.

Majority Voting Policy

The Board adopted a policy that entitles each Shareholder to vote for each nominee on an individual basis (the “Majority Voting Policy”). The Majority Voting Policy also stipulates that if the votes in favour of the election of a director represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested elections.

Nominees for Election as Director

The following table sets out the name and the province or state and country of residence of each of the persons proposed for election as directors, age, all other positions and offices with the Corporation held by such person, and the year in which the person became a director of the Corporation.

Name, province or state, as the case may be, and country of residence of proposed director	Age	Title	First year as director
Jean-Marie (John) Canan Florida, United States	66	Corporate Director	2016
Jan D’Alvise California, United States	67	President and CEO of the Corporation	2016
Donald Olds Quebec, Canada	62	Corporate Director	2018
Vimal Kavuru New Jersey, United States	53	Corporate Director	2021
Michael L. Derby Connecticut, United States	49	Corporate Director	2022

Note: The Corporation’s Audit Committee is currently composed of Mr. John Canan, as Chairperson, Dr. Roderick Carter and Mr. Donald Olds. The Corporation’s GHR Committee is currently composed of Mr. Donald Olds, as Chairperson, Dr. Roderick Carter and Mr. Vimal Kavuru.

The following is a brief biography of the proposed director nominees and the current executive officers of the Corporation:

Jean-Marie (John) Canan – Proposed Director. Mr. Canan is an accomplished business executive with over 34 years of strategic, business development and financial leadership experience in the pharmaceutical sector. Mr. Canan retired from Merck & Co., Inc. where his last senior position was as Senior Vice-President, Global Controller, and Chief Accounting Officer for Merck from November 2009 to March 2014. He has managed all interactions with the audit committee of the Merck Board, while participating extensively with the main board and the compensation & benefits committee. Mr. Canan serves as a director of REV Group, Inc., a public company, where he chairs the audit committee and is the lead independent director. Mr Canan has also joined the Board of Lectra, S.A. a Paris-based public company, and serves on their main board as well as their strategy, compensation and audit committees. He also serves on the board of trustees of Angkor Hospital for Children Inc., a not-for-profit pediatric hospital. Mr. Canan is a graduate of McGill University, Montreal, Canada, and is a Canadian Certified Professional Accountant (CPA-retired). Our Board believes that Mr. Canan’s extensive industry experience as well as his strong financial background, qualifies him to serve on our Board.

Jan D’Alvise – Chief Executive Officer and Proposed Director. Ms. D’Alvise has extensive experience in the pharmaceutical, diagnostic, medical device, and drug discovery research segments of the healthcare industry, and has served as the President and Chief Executive Officer of Acasti since 2016. Prior to joining Acasti, Ms. D’Alvise was the President and Chairman of Pediatric Bioscience, a private company that was developing a diagnostic test for autism. Before that, she was the Chief Executive Officer of Gish Biomedical, a cardiopulmonary medical device company that she sold to the Sorin Group. Prior to Gish, Ms. D’Alvise was the Chief Executive Officer of the Sidney Kimmel Cancer Center (SKCC), a drug discovery research institute focused on translational medicine in oncology. Prior to SKCC, she was the Co- Founder, President, Chief Executive Officer and Chairman of NuGEN, Inc., and was also the Co-Founder and Executive Vice President and Chief Operating Officer of Metrika Inc. Ms. D’Alvise built both companies from technology concept through to successful regulatory approvals, product introduction and sustainable revenue growth. Prior to Metrika, Ms. D’Alvise was a VP of Drug Development at Syntex/Roche and Business Unit Director of their Pain and Inflammation business, and prior to that, VP of Commercial Operations at SYVA, (Syntex’s clinical diagnostics division). Ms. D’Alvise began her career with Diagnostic Products Corporation. Ms. D’Alvise has a B.S. in Biochemistry from Michigan Technological University. She has completed post-graduate work at the University of Michigan, Stanford University, and the Wharton Business School. In addition to Acasti, Ms. D’Alvise currently serves on the board and audit committee for Spectral Medical Inc. (EDT:TO) and is the Chairman of The ObG Project, Inc., a private company. She has previously served on the boards of numerous private companies and non-profits. Our Board believes that Ms. D’Alvise’s extensive industry and management experience qualify her to serve on our Board.

Donald Olds – Proposed Director. Until May 2019, Mr. Olds was the President and Chief Executive Officer of the NEOMED Institute, a research and development organization dedicated to advancing Canadian research discoveries to commercial success. Prior to NEOMED, he was the Chief Operating Officer of Telesta Therapeutics Inc., a TSX-listed biotechnology company, where he was responsible for finance and investor relations, manufacturing operations, business development, human resources, and strategy. In 2016, he led the successful sale of Telesta to a larger public biotechnology company. Prior to Telesta, he was President and Chief Executive Officer of Presagia Corp., and Chief Financial Officer and Chief Operating Officer of Aegera Therapeutics Inc., where he was responsible for clinical operations, business development, finance, and mergers and acquisitions. At both Telesta and Aegera, Mr. Olds was responsible for raising equity financing and leading regional and global licensing transactions with life sciences companies. Mr. Olds is currently lead director of Goodfood Market Corp, Chair of Aifred Health, lead director of Cannara Biotech Inc, and director of Agrinam Acquisition Corp. He has extensive past corporate governance experience serving on the boards of private and public for-profit and not-for-profit organizations. He holds an M.B.A. (Finance & Strategy) and M.Sc. (Renewable Resources) from McGill University. Our board believes that Mr. Old’s extensive industry experience and his strong financial background, as well as his service on the Board of public and private companies, qualifies him to serve on our Board

Vimal Kavuru – Proposed Director. Mr. Kavuru has created and led several pharmaceutical companies. Mr. Kavuru brings, in his vision and management, a broad-based understanding of the global pharmaceutical industry with expertise in strategic planning, product and business development, and operations. In addition to previously serving as the Chairman of the Grace Therapeutics Inc. board of directors, Mr. Kavuru is the Founder, Chairman and Chief Executive Officer of Rising Pharma Holdings, Inc., a U.S. generic pharmaceutical company, and Acetris Pharma Holdings, LLC, a generic pharmaceutical company serving U.S. government agencies. Previously, Mr. Kavuru founded Citron Pharma & Lucid Pharma, which were sold to Aceto Corporation in 2016, Casper Pharma LLC, an emerging specialty brand pharmaceutical company, and Gen-Source RX, a national distributor of generic pharmaceuticals that was acquired by Cardinal Health in 2014. In 2007, Mr. Kavuru also co-founded Celon Labs, a specialty oncology and critical care pharmaceutical company that was acquired by Zanzibar Pharma Limited, a portfolio company of CDC Group. He is a registered pharmacist in the state of New York, holds a B.S. in Pharmacy from HKE College of Pharmacy, Bulgarga, India, and attended Long Island University, Brooklyn, New York with specialization in industrial pharmacy. Mr. Kuvaru was elected to the Board as a nominee of former shareholders of Grace Therapeutics Inc. (“Grace Therapeutics”) pursuant to the terms of Acasti’s acquisition of Grace Therapeutics. Our Board believes that Mr. Kuvaru’s management experience in the pharmaceutical industry, as well as his operational expertise, qualify him to serve on our Board.

Michael L. Derby – Proposed Director. Mr. Derby has more than two decades of experience and a proven track record within the biopharmaceutical industry, with particular expertise in strategic drug repurposing. Having founded or co-founded seven biopharmaceutical companies, he most recently launched TardiMed Sciences LLC, a company creation and investment firm in the life sciences. TardiMed has formed, capitalized and advanced multiple biopharmaceutical companies through development, including Timber Pharmaceuticals, Inc. (NYSE: TMBR), PaxMedica, Inc. and Visiox Pharma LLC. Mr. Derby has served as Executive Chairman of the Board for each of these companies. Prior to TardiMed, Mr. Derby co-founded Castle Creek Pharmaceuticals, which he built into a multi-product, late clinical stage company focused on treating rare and debilitating dermatologic conditions. He also founded Norphan Pharmaceuticals, a biopharmaceutical company focused on the development of drugs for orphan neurologic disease, which he led through its early stages prior to selling the company to Marathon Pharmaceuticals LLC in 2013. Prior to founding and managing life sciences companies, Mr. Derby was a private equity investor and venture capitalist, and also worked in management roles at Merck & Co. and Forest Laboratories Inc. Mr. Derby holds an M.B.A. from New York University’s Stern School of Business, a M.S. from the University of Rochester, and a B.S. from Johns Hopkins University. Mr. Derby was appointed to the Board as a nominee of former shareholders of Grace Therapeutics pursuant to the terms of Acasti’s acquisition of Grace Therapeutics. Our Board believes that Mr. Derby’s extensive industry and management experience, including his experience in drug repositioning and his strong financial background, qualify him to serve on our Board.

Pierre Lemieux, Ph.D - Chief Operating Officer, Canada and Chief Scientific Officer. Dr. Lemieux has been our Chief Operating Officer, Canada since April 2010, and our Chief Scientific Officer since June 2018. Previously, Mr. Lemieux was Chief Executive Officer, Co-Founder and Chairman of BiolActis Inc. which he sold in 2009 to interests affiliated with the Nestlé multinational group. Mr. Lemieux joined Suprateck Pharma Inc. in 1999 as Director and Vice-President involved in the development of formulations for gene therapy on behalf of Rhone-Poulenc Rorer and Genzyme, which today are under the Sanofi banner. Prior to this, Mr. Lemieux was involved in the development of cardiovascular products at Angiotech Pharmaceuticals, Inc. Mr. Lemieux has a Ph.D. in biochemistry from Université Laval (Québec). He holds more than 16 patents and has authored over 50 publications. Mr. Lemieux’s research was conducted at Université Laval as well as at the anti-cancer center Paul Papin D’Angers (France) and the University of Nottingham (England). His research focused on ovarian cancer and its treatment with monoclonal antibodies used to target cancer drugs. After completing his graduate studies, Mr. Lemieux joined the Oncology division of the Center for Health Research, University of Texas. He obtained a postdoctoral fellowship from the Susan G. Komen Foundation (Breast Cancer). Mr. Lemieux has served on the boards of BioQuébec, Montreal in vivo and PharmaBio Development Inc.

Brian Ford – Chief Financial Officer. Mr. Ford brings over three decades of financial, project management and M&A experience within the healthcare and financial industries. Mr. Ford is an accomplished CPA-CA having served both publicly traded as well as privately owned organizations. Mr. Ford has been responsible for developing business recovery strategies, negotiating M&A transactions, as well as managing quarterly and yearly accounting reports. Most recently, Mr. Ford served as Chief Financial Officer and Senior Business Advisor at a private group of Ontario based medical clinics, including the largest chronic pain management practice in Canada. Prior to that, Mr. Ford served as

Chief Financial Officer at Telesta Therapeutics Inc. At Telesta Therapeutics, Mr. Ford helped develop a new business plan and was heavily involved in all capital transactions. Previously, Mr. Ford started his own consulting firm, Petersford Consulting, where he provided clients with finance and business risk services. Mr. Ford began his career at Ernst & Young, eventually becoming a Principal, Business Risk Services, developing essential business plans that evaluated revenue and cost profiles supporting budget planning and understanding drivers of growth, specifically with healthcare companies. Additionally, at Ernst & Young, Mr. Ford participated in and often led teams in due diligence assignments in relation to M&A or the sale of a business, having extensive experience in developing financial forecasts, product and market valuation, and audits of critical accounting and processes. Mr. Ford holds a B.A. in Economics, History, and English from the University of Guelph and has a Graduate Diploma in Accounting from the University of McGill. Mr. Ford is a member of the Ontario Institute of Chartered Accountants.

George Kottayil – Chief Operating Officer, U.S. Mr. Kottayil has spent over 20 years at prominent life science companies. Most recently, Mr. Kottayil was a co-founder and served as CEO of Grace Therapeutics, prior to its acquisition by Acasti in August 2021. Previously, Mr. Kottayil was a co-founder and president of Insys Therapeutics, Inc. and principal inventor of SUBSYS®, a sublingual fentanyl spray for the treatment of breakthrough cancer pain. He has previously held senior positions at Unimed Pharmaceuticals Inc., which was later acquired by Solvay Pharmaceuticals, Inc., which in turn was acquired by AbbVie Inc. He has held key roles in product development and obtaining FDA approval for ANDROGEL®, as well as formulating and executing a strategy that resulted in down-scheduling of the controlled prescription drug MARINOL® by the United States Drug Enforcement Administration.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Corporation, none of the proposed directors is, or has been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any corporation (including the Corporation) that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant corporation access to any exemption under applicable securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the director or executive officer was acting in the capacity as director, CEO or CFO; or
(b)
was subject to an order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

To the knowledge of the Corporation, none of the proposed directors of the Corporation:

(a)
is, or has been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director or executive officer of any corporation (including the Corporation) that, while that person was acting in that capacity, or within 1 year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, with the exception of Ms. D’Alvise, who was the CEO and a board member of Pediatric Bioscience, Inc. a private company that, due to a failed pivotal clinical trial, filed a motion for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code, in the United States Bankruptcy Court, Southern District of California (San Diego), on March 2, 2016. The trustee issued a final report in April 2017; or
(c)
has, within the 10 years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

To the knowledge of the Corporation, no proposed director has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(d)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Voting for election of directors is by individual voting and not by slate voting. You can vote your Common Shares for the election of all of these nominees as directors of the Corporation; or you can vote for some of these nominees for election as directors and withhold your votes for others; or you can withhold all of the votes attaching to the Common Shares you own and not vote for the election of any of these nominees as directors of the Corporation.

Grace Voting Agreement

Concurrently with the execution of the merger agreement relating to the Corporation’s acquisition of Grace Therapeutics, the Corporation entered into separate voting agreements with certain stockholders of Grace Therapeutics in which, among other things, those former stockholders of Grace Therapeutics agreed to vote the Common Shares they received in connection with the merger in support of the Corporation’s designees during the period from the consummation of the merger and ending on the earlier of (i) the last required date of mailing of the final proxy statement for the Corporation’s 2023 annual general meeting of Shareholders, (ii) the actual mailing date of such final proxy statement; or (iii) August 23, 2023.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PROPOSED NOMINEES AS DIRECTORS OF THE CORPORATION FOR THE ENSUING YEAR.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the election of the proposed nominees as directors of the Corporation for the ensuing year.

PROPOSAL NO. 2 — APPOINTMENT OF AUDITORS

At the Meeting, Shareholders will be asked to appoint the firm of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders or until their successor are appointed and to authorize the Board to fix their remuneration. KPMG LLP has been acting as auditors for the Corporation since September 25, 2006. Representatives of KPMG LLP are not expected to attend the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF KPMG LLP AS AUDITORS FOR THE CORPORATION AND TO AUTHORIZE THE BOARD TO DETERMINE THEIR REMUNERATION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the appointment of KPMG LLP as auditors for the Corporation and to authorize the Board to determine their remuneration.

Independent Registered Public Accounting Firm Fees and Services

For the fiscal year ended March 31, 2021 (“Fiscal 2021”) and Fiscal 2022, the Corporation was billed the following fees for audit, audit-related, tax, and all other services provided to the Corporation by KPMG LLP:

	Fiscal 2022	Fiscal 2021
Audit Fees(1)	C$566,470	C$364,870
Audit-Related Fees(2)	-	-
Tax Fees(3)	C$28,595	C$41,310
All Other Fees(4)	-	-
Total Fees Paid	C$595,065	C$406,180

Notes:

(1)
“Audit fees” consist of fees for professional services for the audit of our annual financial statements, interim reviews, and fees related to securities filings. Audit fees for Fiscal 2022 include fees related to securities filings.
(2)
“Audit-related fees” consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements, and which are not reported under “Audit Fees” above.
(3)
“Tax fees” consist of fees for professional services for tax compliance, tax advice and tax planning. Tax fees include, but are not limited to, preparation of tax returns.
(4)
“Other fees” include all other fees billed for professional services other than those mentioned hereinabove..

Pre-Approval Policies and Procedures

The audit committee of the Corporation (the “Audit Committee”) approves all audit, audit-related services, tax services and other non-audit related services provided by the external auditors in advance of any engagement. Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for non-audit related services pursuant to a de minimis exception prior to the completion of an audit engagement. Non-audit related services satisfy the de minimis exception if the following conditions are met:

•
the aggregate amount of all non-audit services that were not pre-approved is reasonably expected to constitute no more than five per cent of the total amount of fees paid by us and our subsidiaries to our external auditors during the fiscal year in which the services are provided;
•
we or our subsidiaries, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and

•
the services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more of its members to whom authority to grant such approvals had been delegated by the Audit Committee.

None of the services described above were approved by the Audit Committee pursuant to the de minimis exception during Fiscal 2022 and Fiscal 2021.

Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference in such filing.

This report is furnished by the Audit Committee with respect to the Corporation’s financial statements for Fiscal 2022.

One of the purposes of the Audit Committee is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s annual financial statements. The Corporation’s management is responsible for the preparation and presentation of complete and accurate financial statements. The Corporation’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Corporation’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed the Corporation’s audited financial statements for Fiscal 2022 with the Corporation’s management. Management represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP the matters required to be discussed under Public Company Accounting Oversight Board standards, including matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence.

The Audit Committee has discussed with KPMG LLP its independence and concluded that KPMG LLP is independent from the Corporation and management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements for Fiscal 2022 be included in the Corporation’s Annual Report on Form 10-K for Fiscal 2022 for filing with the SEC.

Audit Committee

Jean-Marie (John) Canan, Chair

Donald Olds

Roderick N. Carter

PROPOSAL NO. 3 — ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

As required by U.S. federal securities laws, the Corporation is seeking a vote on an advisory (non-binding) basis to approve the compensation of its named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation program and policies. At our 2020 annual meeting of Shareholders, our Board recommended, and our Shareholders approved, holding an advisory vote on the compensation of our named executive officers every year.

As described under “Compensation of Named Executive Officers” below, the Corporation believes that its executive compensation program and policies are designed to support the Corporation’s long-term success by achieving the following objectives:

•
support the Corporation’s corporate strategies by adopting a “pay for performance” philosophy that provides incentives to the Corporation’s executive officers and employees for achievement;
•
align the interests of management with those of the Shareholders; and
•
attract, retain, and motivate high quality executives.

The Corporation urges Shareholders to read the section entitled “Compensation of Named Executive Officers” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation of Named Executive Officers” provides detailed information regarding the Corporation’s executive compensation program and policies, as well as the compensation of the named executive officers.

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

9.
the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission and applicable Canadian securities laws, compensation tables and related narrative discussion contained in the management information circular and proxy statement, dated August 31, 2022 is hereby approved on an advisory basis.”

To be adopted, the advisory (non-binding) resolution approving the compensation of the named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay Resolution”) must be approved by at least a majority of the Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE SAY-ON-PAY RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SAY-ON-PAY RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Say-on-Pay Resolution.

PROPOSAL NO. 4 — APPROVAL OF AMENDED STOCK OPTION PLAN

The Corporation’s stock option plan (the “Stock Option Plan”), in its current form, was last approved by Shareholders at a meeting held on August 26, 2021. For a description of the principal terms of the Stock Option Plan, see “Compensation of Named Executive Officers - Stock Option Plan” below. On August 4, 2022, the Board approved amendments to the existing limits of Common Shares reserved for issuance under the Stock Option Plan, as described below, which are subject to Shareholder approval and the approval of the TSX Venture Exchange (“TSXV”).

At the Meeting, Shareholders will be asked to approve an amendment to the Stock Option Plan to increase the number of Common Shares that may be issued upon the exercise of all options granted under the plan from 10% of the issued and outstanding Common Shares from time to time to 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which includes the 4,251,881 Common Shares currently reserved for outstanding options under the Stock Option Plan and which limit shall also include Common Shares issuable pursuant to any awards issued under the Equity Incentive Plan (the “Amended Stock Option Plan”).

The Stock Option Plan prescribes various limits to the number of Common Shares that can be reserved for issuance for specific grants made under the Stock Option Plan. A copy of the proposed Amended Stock Option Plan is attached hereto as Schedule “A”.

The Corporation believes the proposed amendments to the Stock Option Plan are necessary for the Corporation to be able to recruit and retain talent as the Corporation continues to progress its business plan, will enable the Corporation to continue implementing its business and compensation plans, and will provide the Corporation with the flexibility to award grants under the Amended Stock Option Plan to achieve appropriate equity incentives, as affirmed by extensive benchmarking work conducted by an independent compensation expert and as reviewed and confirmed by the Board. The proposed option pool limit of 20% of Common Shares issued and outstanding is below the median of the peer data reviewed at the end of the fiscal year which was 22%.

The benefits or amounts that will be awarded under the Amended Stock Option Plan for the Corporation’s fiscal year ending March 31, 2023 (“Fiscal 2023”) cannot currently be determined because such awards are recommended by the Corporation’s governance and human resources committee (“GHR Committee”) to the Board following its annual review of employee and corporate performance.

The Amended Stock Option Plan must be approved by a majority of the votes cast by all Shareholders at the Meeting who are not insiders to whom stock options may be granted under the Stock Option Plan and their associates (the “Disinterested Shareholders”). As at the Record Date, and based on the information available to the Corporation, holders of 6,165,533 Common Shares are not entitled to vote on the resolution to approve the Amended Stock Option Plan.

Accordingly, Disinterested Shareholders will be asked to approve, with or without variation, the following ordinary resolution (the “Amended Stock Option Plan Resolution”):

RESOLVED THAT:

1.
the amended stock option plan (the “Amended Stock Option Plan”) of the Corporation, as described in the management information circular and proxy statement dated August 31, 2022, is hereby approved, ratified and confirmed;
2.
the Board of the Corporation be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended Stock Option Plan as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended Stock Option Plan; and
3.
any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended Stock Option Plan.

To be adopted, the Amended Stock Option Plan Resolution must be approved by at least a majority of the Disinterested Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED STOCK OPTION PLAN RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDED STOCK OPTION PLAN RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended Stock Option Plan Resolution.

PROPOSAL NO. 5 — APPROVAL OF AMENDED EQUITY INCENTIVE PLAN

The Corporation’s equity incentive plan (the “Equity Incentive Plan”), in its current form, was last approved by Shareholders at a meeting held on August 26, 2021. For a description of the principal terms of the Equity Incentive Plan, see “Compensation of Named Executive Officers – Equity Incentive Plan” below. On August 4, 2022, the Board approved amendments to the existing limits of Common Shares reserved for issuance under the Equity Incentive Plan, as described below, which are subject to Shareholder approval and the approval of the TSXV.

At the Meeting, Shareholders will be asked to approve a resolution to amend the Equity Incentive Plan to set the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan to an aggregate number that shall not exceed 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which limit shall include Common Shares issuable pursuant to options issued under the Stock Option Plan (the “Amended Equity Incentive Plan”). This proposed change represents an increase from the current limits under the Equity Incentive Plan which provide that, for so long as the Common Shares are listed on the TSXV, the total number of Common Shares reserved for issuance pursuant to awards shall not exceed the lower of (x) 10% percent of the aggregate number of issued and outstanding Common Shares from time to time, and (y) 10% of the issued and outstanding Common Shares as of June 24, 2021, representing 2,604,694 Common Shares, which limit includes Common Shares issuable pursuant to options issued under the Stock Option Plan.

Under the current terms of the Equity Incentive Plan and before the implementation of the proposed amendment, as of the Record Date, no Common Shares were issuable under the Equity Incentive Plan. Further, the Equity Incentive Plan prescribes various limits to the number of Common Shares that can be reserved for issuance for specific grants made under the Equity Incentive Plan. A copy of the proposed Amended Equity Incentive Plan is attached hereto as Schedule “B”.

The Corporation believes the proposed amendments to the Equity Incentive Plan are necessary for the Corporation to be able to continue implementing its business plan and related compensation plan, and provide the Corporation with the flexibility to award grants under the Amended Equity Incentive Plan to achieve appropriate equity incentives as affirmed by extensive benchmarking work conducted by an independent compensation expert and as reviewed and confirmed by the Board.

The Amended Equity Incentive Plan must be approved by a majority of the votes cast by all Disinterested Shareholders at the Meeting. As at the Record Date, and based on the information available to the Corporation, holders of 6,165,533 Common Shares are not entitled to vote on the resolution to approve the Amended Equity Incentive Plan.

Accordingly, Disinterested Shareholders will be asked to consider, and if deemed advisable, to pass, with or without variation, the following ordinary resolution (the “Amended Equity Incentive Plan Resolution”):

RESOLVED THAT:

1.
the amended equity incentive plan (the “Amended Equity Incentive Plan”) of the Corporation, as set forth in the management information circular and proxy statement dated August 31, is hereby approved, ratified and confirmed;
2.
the Board of the Corporation be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended Equity Incentive Plan as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended Equity Incentive Plan; and
3.
any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended Equity Incentive Plan.

To be adopted, the Amended Equity Incentive Plan Resolution must be approved by at least a majority of the Disinterested Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED EQUITY INCENTIVE PLAN RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDED EQUITY INCENTIVE PLAN RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended Equity Incentive Plan Resolution.

OTHER MATTERS

Management of the Corporation knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters that are not known to management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

This section describes the compensation program for our named executive officers (“NEOs”). As a “smaller reporting company”, under SEC rules, the Corporation is not required to include a “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding for Shareholders regarding the Corporation’s compensation policies with respect to NEOs we are including the following additional information regarding the compensation of the NEOs.

Under applicable Canadian securities laws, NEO means: (a) a CEO, (b) a CFO, (c) each of the three most highly compensated executive officers of the Corporation, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and the CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than C$150,000, and (d) each individual who would be a NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Corporation or its subsidiaries, nor acting in a similar capacity, at the end of that financial year.

During Fiscal 2022, the Corporation’s NEOs were: Jan D’Alvise, President, Chief Executive Officer and Corporate Secretary; Pierre Lemieux, Chief Operating Officer, Brian D. Ford, Chief Financial Officer, George Kottayil, Chief Operating Officer, U.S. and Prashant Kohli, VP of Commercial Operations.

Executive Summary

Our executive compensation program is intended to attract, motivate and retain high-performing senior executives, encourage and reward superior performance, and align the executives’ interests with ours as well as our Shareholders by providing compensation that is competitive with the compensation received by executives employed by comparable companies, and ensuring that the achievement of annual objectives is rewarded through the payment of bonuses, and providing executives with long-term incentives through the grant of stock options.

Our GHR Committee has authority to retain the services of independent compensation consultants to advise its members on executive and Board compensation and related matters, and to determine the fees and the terms and conditions of the engagement of those consultants. During Fiscal 2022, the GHR Committee retained compensation consulting services from FW Cook to review our executive compensation programs, including base salary, short-term and long-term incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group of 20 broadly similarly-sized, as measured by market capitalization (peer market capitalization averaged less than $500 million in 2021), biotechnology and pharmaceutical companies listed or headquartered in North America. The consultants also reviewed Board compensation, including advisory fees and equity incentives. All of the services provided by the consultants were provided to the GHR Committee. The GHR Committee assessed the independence of the consultants and concluded that its engagement of the consultants did not raise any conflict of interest with us or any of our directors or executive officers.

Total compensation for our CEO, as reported in the Summary Compensation Table below, was below the peer company median based on FW Cook’s review during Fiscal 2022 and all NEOs were at the median or below the median of the peer data reviewed by the GHR Committee. The Corporation’s compensation program in Fiscal 2022 was kept generally consistent with Fiscal 2021, as well as consistent with industry market data, following an 83% approval of the Corporation’s say-on-pay vote at its 2021 annual and special meeting of Shareholders.

Use of Fixed and Variable Pay Components

Compensation of our NEOs is revised each year and has been structured to encourage and reward executive officers on the basis of short-term and long-term corporate performance. In the context of its analysis of compensation for Fiscal 2022, the following components were examined by the GHR Committee:

•
base salary;
•
short term incentive plan, consisting of a cash bonus;
•
long term incentive plan, consisting of stock options and equity incentive grants based on performance and/or time vesting conditions; and
•
other elements of compensation, consisting of group benefits and perquisites.

For executives, more than half of their target compensation is considered “at risk” (base salary + target STIP awards + target LTIP awards). We believe this mix results in a strong pay-for-performance relationship, is aligned with shareholders’ interests, and is competitive with drug development companies of comparable market capitalization and development / commercialization stage. The CEO (or any person acting in that capacity) makes recommendations to the GHR Committee as to the compensation of our executive officers, other than the CEO for review and approval by the Board. The GHR Committee makes recommendations to the Board as to the compensation of the CEO. The CEO’s salary is based on comparable market considerations, and the GHR Committee’s assessment of the CEO’s performance, with regard to our financial performance, and progress in achieving key strategic business goals.

Qualitative factors beyond the quantitative financial metrics are also a key consideration in determination of individual executive compensation payments. How executives achieve their financial results and demonstrate leadership consistent with our values are key to individual compensation decisions.

Base Salary

We intend to be competitive over time with comparator companies and to attract and retain top talent with a minimum component of guaranteed compensation through salaries. The GHR Committee reviews compensation matters periodically to help ensure that salaries are competitive. Base salary is set to reflect an individual’s skills, experience, and contributions within a salary structure consistent with peer group data. Base salary levels are evaluated annually by the GHR Committee as financial and market conditions evolve.

Short Term Incentive Plan

Our Short-Term Incentive Plan (“STIP”), provides for potential rewards when a threshold of corporate performance is met compared to the Board’ primary stated objectives for the fiscal year. Corporate performance is assessed against a table of weighted performance categories and sub-goals within each weighted category, which assessment of goal achievement funds the corporate bonus pool. These performance goals take into account the achievement of corporate milestones within timelines and budget and individual objectives determined annually by the Board according to short-term priorities. The corporate bonus pool is allocated based on achievement of personal objectives and are assessed through a performance grid, with pre-specified, objective performance criteria. For the most senior participants in the STIP, greater weight is assigned to overall corporate objectives than individual achievement. Target payout is expressed as a percentage of base salary, and is compared to peer group benchmark data. Annual salary for STIP purposes is the annual salary in effect at the end of the plan year (i.e., prior to any annual salary increases awarded for the subsequent year).

The STIP is a variable compensation plan and all STIP payments are subject to Board approval. Participants must be employed by us at the end of the financial year to qualify.

Ms. D’Alvise, our CEO, is eligible for up to a 50% bonus of her annual base salary. Dr. Lemieux, our CSO and COO Canada, Brian Ford our CFO and George Kottayil, our COO (U.S.) are eligible for up to a 40% bonus of their annual base salary, and Prashant Kohli, our VP of Commercial Operations is eligible for up to a 30% bonus of his annual base salary. Actual bonuses in Fiscal 2022 were funded at 90% of target based on having met expectations for achievement of goals and progress towards drug commercialization but without having achieved all goals or objectives in full.

Long Term Incentive Plan

Our long-term incentive plan (“LTIP”) has been adopted as a reward and retention mechanism. Participation is determined annually at the discretion of the Board. Our Stock Option Plan is intended to align the long-term interests of participants with those of Shareholders in order to promote creation of Shareholder value.

The GHR Committee determines the number of stock options to be granted to a participant based on peer group data and taking into account corporate performance and the employee’s level in the organization. The LTIP calculation for NEOs is determined by both reviewing option grant values and a dilution- based methodology that considers the annual grant rate as a percent of shares outstanding. All Fiscal 2022 option grants to NEOs, other than the CFO, had grant values that were below the median of the peer data reviewed at the end of the fiscal year.

Our directors and executive officers are not permitted to purchase financial instruments, such as prepaid variable forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the director or executive officer.

Stock Option Plan

Our Stock Option Plan was adopted by our Board on October 8, 2008, and has been amended from time to time, as most recently amended on August 4, 2022, subject to Shareholder approval of Proposal No. 4 described in this Proxy Statement. The grant of options is part of the long-term incentive component of executive and director compensation and an essential part of our compensation framework. Qualified directors, employees and consultants may participate in our Stock Option Plan, which is designed to encourage option holders to link their interests with those of our Shareholders, in order to promote an increase in Shareholder value. Awards and the determination of any exercise price are made by our Board, after recommendation by the GHR Committee. Awards are established, among other things, according to the role and responsibilities associated with the participant’s position and his or her influence over appreciation in Shareholder value. Any award grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period and/or specific performance conditions, at an exercise price equal to at least 100% of the market price (as defined below) of our Common Shares on the grant date. The “market price” of Common Shares as of a particular date generally means the highest closing price per Common Share on the TSXV, Nasdaq, or any other exchange on which the Common Shares are listed from time to time, for the last preceding date on which there was a sale of Common Shares on that exchange (subject to certain exceptions set forth in the Stock Option Plan in the event that our Common Shares are no longer traded on any stock exchange). Previous awards may sometimes be taken into account when new awards are considered.

In accordance with the Stock Option Plan, all of an option holder’s options will immediately fully vest on the date of a Change of Control event (as defined in the Stock Option Plan), subject to the terms of any employment agreement or other contractual arrangement between the option holder and us.

However, in no case will the grant of options under the Stock Option Plan, together with any proposed or previously existing security-based compensation arrangement, result in (in each case, as determined on the grant date) the grant to any one consultant within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of our issued and outstanding Common Shares (on a non-diluted basis); or the grant to any one employee, director and/or consultant that provides investor relations services, within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of our issued and outstanding Common Shares (on a non-diluted basis).

Options granted under the Stock Option Plan are non-transferable and are subject to a minimum vesting period of 36 months for management, and 12 months for non-executive Board members, in each case with gradual and equal vesting on no less than a quarterly basis, in the case of management, and monthly in the case of non-executive Board members. Options are exercisable, subject to vesting and/or performance conditions, at a price equal to the closing price of the Common Shares on the TSXV, Nasdaq, or any other exchange on which the Common Shares are listed from time to time, on the day prior to the grant of such options. In addition, and unless otherwise provided for in the relevant agreement between us and the holder, options will also lapse upon termination of employment or the end of the business relationship with us except that they may be exercised for 90 days after termination, ceasing to hold office or the end of the business relationship (30 days for investor relations services employees), in each case to the extent that they will have vested on such date of termination of employment, end of the business relationship or ceasing to hold office, as applicable, except in the case of death, disability or retirement, in which case this period is extended to 12 months.

Subject to the approval of relevant regulatory authorities, including the TSXV and Nasdaq, if applicable, and compliance with any conditions attached to that approval (including, in certain circumstances, approval by disinterested shareholders), if applicable, the Board has the right to amend or terminate the Stock Option Plan. However, unless option holders’ consent to the amendment or termination of the Stock Option Plan in writing, any such amendment or termination of the Stock Option Plan cannot affect the conditions of options that have already been granted and that have not been exercised under the Stock Option Plan.

Options for Common Shares representing 10% of our issued and outstanding Common Shares from time to time may be granted by the Board under the Stock Option Plan. As of the date of this Proxy Statement, there were 4,428,818 Common Shares reserved for issuance under the Stock Option Plan and 2,989,381 options outstanding under the Stock Option Plan.

Proposal No. 4 in this Proxy Statement asks Shareholders to consider and approve an amendment to the Stock Option Plan to set a fixed number of Common Shares that may be issued upon the exercise of all options granted under the Stock Option Plan from 10% of the number of Common Shares that are issued and outstanding from time to time to 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which includes the 4,251,881 Common Shares currently reserved for outstanding options under the Stock Option Plan (representing approximately 9.53% of the issued and outstanding Common Shares) and which number shall include Common Shares issuable pursuant to any awards issued under the Equity Incentive Plan.

Burn Rate and Overhang

The following table sets out the burn rate and overhang of our Stock Option Plan for Fiscal 2022 and Fiscal 2021:

	Fiscal 2022	Fiscal 2021	Peer Group Median
Burn Rate(1)	5.7%	0%	5.5%
Overhang(2)	3.2%	3.3%	7.9%

Notes:

(1)
The number of options granted annually, expressed as a percentage of the weighted average number of Common Shares outstanding for each financial year. Peer data generally reflect a three-year average burn rate.
(2)
The total number of Common Shares reserved for issuance under the Stock Option Plan, less the number of options redeemed, expressed as a percentage of the total number of Common Shares outstanding as at March 31 of each year on a diluted basis.

Peer Group

The GHR Committee and our Board review the use of the Stock Option Plan on an annual basis with respect to how we align with the market.

The GHR Committee engaged FW Cook to conduct a review of the competitiveness of our executive compensation programs for Fiscal 2022 in connection with determining Fiscal 2023 compensation levels and has previously engaged third-party compensation consultants to review competitiveness of base salaries, short-term cash incentives, and long-term equity incentive programs. Our executive compensation program design builds on the analysis and direction of these consultants, taking into account data from a drug development company survey, and incorporates review of comparative groups of publicly traded companies with similar revenue and employee population profiles. The companies in our public company peer group were selected based on various factors, including industry, market capitalization, development stage, and number of employees.

For Fiscal 2022, the GHR Committee determined the peer group to be the following 20 small cap drug development companies with average market capitalization in the prior fiscal year under $500 million (median was $180 million). The peers are U.S.-based, reflecting the location of a significant portion of the Corporation’s personnel, including the CEO, and had a median of 27 employees:

Company Name
Acer Therapeutics
Aeglea BioTherapeutics
Aptinyx
BioDelivery Sciences
BioVie
CymaBay Therapeutics
Eton Pharmaceuticals
Lipocine
Liquidia
Marinus Pharmaceuticals
Matinas BioPharma
MediciNova
Ovid Therapeutics
PhaseBio Pharmaceuticals
Processa Pharmaceuticals
Reviva Pharmaceuticals
Trevena
Viking Therapeutics
vTv Therapeutics
Zynerba Pharmaceuticals

Equity Incentive Plan

On May 22, 2013, our Equity Incentive Plan was adopted by the Board in order to, among other things, provide us with a share-related mechanism to attract, retain and motivate qualified directors, employees and consultants. The adoption of the Equity Incentive Plan was initially approved by Shareholders on June 27, 2013, and has been amended from time to time, as most recently amended on August 4, 2022, subject to Shareholder Approval of Proposal No. 5 described in this Proxy Statement.

Eligible persons that may participate in the Equity Incentive Plan consist of any director, officer, employee, or consultant (as defined in the Equity Incentive Plan) of the Corporation or a subsidiary. The Equity Incentive Plan provides us with the option to grant to eligible persons bonus shares, restricted shares, restricted share units, performance share units, deferred share units and other share-based awards.

If, and for so long as our Common Shares are listed on the TSXV, no more than 2% of our issued and outstanding Common Shares may be granted to any one consultant or employee conducting investor relations activities in any 12-month period.

The Board has the discretion to determine that any unvested or unearned restricted share units, deferred share units, performance share units or other share-based awards or restricted shares subject to a restricted period outstanding immediately prior to the occurrence of a change in control will become fully vested or earned or free of restriction upon the occurrence of a change in control. The Board may also determine that any vested or earned restricted share units, deferred share units, performance share units or other share-based awards will be cashed out based on the market price of our Common Shares as of the date a change in control is deemed to have occurred, or as of such other date as the Board may determine prior to the change in control. Further, the Board has the right to provide for the conversion or exchange of any restricted share unit, deferred share unit, performance share unit or other share-based award into or for rights or other securities in any entity participating in or resulting from the change in control.

The Equity Incentive Plan is administered by the Board and the Board has sole and complete authority, in its discretion, to determine the type of awards under the Equity Incentive Plan relating to the issuance of Common Shares (including any combination of bonus shares, restricted share units, performance share units, deferred share units, restricted shares or other share-based awards) in such amounts, to such persons and under such terms and conditions as the Board may determine, in accordance with the provisions of the Equity Incentive Plan and the recommendations made by the GHR Committee.

Subject to the adjustment provisions provided for in the Equity Incentive Plan and the applicable rules and regulations of all regulatory authorities to which we are subject (including any stock exchange), the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan will be equal to a number that if, and for so long as the common shares are listed on the TSXV, will not exceed the lesser of (i) 10% of the issued and outstanding Common Shares as of June 24, 2021, and (ii) 10% of our issued and outstanding Common Shares from time to time, which 10% includes Common Shares issuable pursuant to options issued under our Stock Option Plan. As of the date of this Proxy Statement, there are no Common Shares issuable under the Equity Incentive Plan.

Proposal No. 5 in this Proxy Statement asks Shareholders to consider and approve an amendment to the Equity Incentive Plan to set a set the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan to an aggregate number that shall not exceed 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which number shall include Common Shares issuable pursuant to options granted under the Stock Option Plan. This proposed amendment represents an increase from the current limits under the Equity Incentive Plan which under the formula described above, represents 2,604,694 Common Shares, which number includes Common Shares issuable pursuant to options issued under the Stock Option Plan.

Pension Benefit Plans

The Corporation has no pension benefit plans.

Other Forms of Compensation

Retirement Plans. We sponsor a voluntary Registered Retirement Savings Plan (“RRSP”) matching program, which is open to all eligible employees, including NEOs, who reside in Canada. The RRSP matching program matches employees’ contributions up to a maximum of C$1,500 per fiscal year for eligible employees who participate in the program. We have also implemented a 401K plan for U.S. employees. Because of the small size of our current employee population in the United States and to assure passage of anti-discrimination testing, the 401K plan has a “safe harbor” provision which provides a contribution of 3% of salary to the 401K accounts of all eligible U.S. employees, including NEOs who reside in the United States.

Other Benefits and Perquisites. Our executive employee benefit program also includes life, medical, dental and disability insurance. These benefits and perquisites are designed to be competitive overall with equivalent positions in comparable organizations.

Compensation Governance

Compensation of our executive officers and directors is recommended to the Board by the GHR Committee. In its review process, the GHR Committee informally reviews executive and corporate performance on a quarterly basis, with input from management. Annually, the GHR Committee conducts a more formal review and assessment of executive and corporate performance. During Fiscal 2022, the GHR Committee was composed of Mr. Olds

(Chairman), Dr. Carter, Mr. Kavuru and Mr. Canan. Mr. Kavuru replaced Mr. Canan on the GHR Committee in September 2021. The GHR Committee establishes management compensation policies and oversees their general implementation. All members of the GHR Committee have direct experience that is relevant to their responsibilities as GHR Committee members. All GHR Committee members are or have held senior executive or director roles within significant businesses in our industry, some also having public companies experience, and have a level of financial understanding which allows them to assess the costs versus benefits of compensation plans. The GHR Committee’s members’ combined experience in our sector provides them with a good understanding of our success factors and risks, which are highly relevant to determining metrics for measuring success.

We do not believe that our compensation program results in unnecessary or inappropriate risk taking, including risks that are likely to have a material adverse effect on us. Payments of bonuses, if any, are not made unless performance goals are met.

Compensation Paid to Named Executive Officers

The following table sets forth the compensation information for our NEOs, during Fiscal 2022 and Fiscal 2021 respectively.

Name and Principal Position	Year	Salary ($)(4)	Bonus ($)(3)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plans ($)	All Other Compensation ($)	Total Compensation ($)
Jan D’Alvise President and CEO	March 31, 2022	445,161	—	—	1,153,680	175,000	—	1,773,841
	March 31, 2021	428,040	153,750	—	—	—	—	581,790
Pierre Lemieux COO	March 31, 2022	303,091	—	—	506,704	95,657	—	905,453
	March 31, 2021	276,377	74,419	—	—	—		355,796
Brian Ford CFO	March 31, 2022	326,883	—	—	506,704	13,958		847,545
	March 31, 2021	190,605	—	—	—	—	—	190,605
George Kottayil Chief Operating Officer, U.S.	March 31, 2022	146,640	—	—	506,704	13,520	—	666,694
	March 31, 2021	—	—	—	—	—	—	—
Prashant Kohli VP, Commercial Operations	March 31, 2022	141,000	—	—	218,416	44,200	—	403,616
	March 31, 2021	—	—	—	—	—	—	—

Notes:

(1)
The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model. This model requires the input of a number of parameters, including share price, share exercise price, expected share price volatility, expected time until exercise and risk-free interest rates. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of our control.
(2)
The fair value of the option-based awards granted on November 11, 2021, was C$1.76.
(3)
The amounts paid for 2021 were retention bonuses.
(4)
Salaries presented are amounts earned during each fiscal year. Mr. Prashant and Mr. Kohli became employees of the Corporation on August 27, 2021, the effective date of the merger with Grace.

Outstanding Equity Awards at March 31, 2022

The following tables provide information about the number and value of the outstanding option-based awards held by the NEOs as of March 31, 2022

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price (C$)	Option expiration date
Jan D’Alvise	65,625	—	—	$12.48	May 12, 2023
	32,250	—	—	$14.16	June 14, 2027
	21,500	—	—	$14.16	June 14, 2027
	113,281	—	—	$6.16	July 2, 2028
	28,263	—	—	$10.24	April 15, 2029
	96,488	—	—	$10.24	April 15, 2029
	111,251	55,624	55,624	$4.24	March 31, 2030
	54,625	600,875	600,875	$2.05	November 11, 2031
Pierre Lemieux	2,113	—	—	$36.00	June 1, 2022
	3,925	—	—	$15.92	May 30, 2023
	6,250	—	—	$13.20	February 24, 2027
	11,625	—	—	$14.16	June 14, 2027
	7,750	—	—	$14.16	June 14, 2027
	45,689	—	—	$6.16	July 2, 2028
	9,913	—	—	$10.24	April 15, 2029
	33,838	—	—	$10.24	April 15, 2029
	48,919	24,456	24,456	$4.24	March 31, 2030
	23,992	263,908	263,908	$2.05	November 11, 2031
Brian Ford	23,992	263,908	263,908	$2.05	November 11, 2031
George Kottayil	23,992	263,908	263,908	$2.05	November 11, 2031
Prashant Kohli	10,342	113,758	113,758	$2.05	November 11, 2031

The option awards listed in the table above vest with respect to 1/12 on each quarterly anniversary thereafter over the following three years, subject to the executive officer’s continuous service with us through the vesting date.

Employment Agreements with Named Executive Officers
Jan D’Alvise, President and CEO

On June 1, 2016, we entered into an executive employment agreement with Ms. D’Alvise. Pursuant to her executive employment agreement, Ms. D’Alvise’s annual base salary was set at $330,000 and she is eligible to receive annual performance bonuses based on a target amount of 50% of her annual base salary with a maximum of up to 80% of her annual base salary. In accordance with the terms and provisions of the executive employment agreement we entered into with Ms. D’Alvise, we may terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. We may terminate the executive’s employment at any time without cause or upon a change of control, as defined in our Stock Option Plan, by providing the executive with sixty days’ notice of termination and payment equal to twelve months’ base salary plus any bonus payable. The executive may resign from employment upon providing us with at least sixty days’ advance written notice. The executive may terminate employment with “good reason”, as defined in the executive employment agreement, in which case we are required to make payment equal to twelve months’ base salary plus any bonus payable.

Pierre Lemieux, COO

On September 26, 2017, we entered into an executive employment agreement with Dr. Lemieux. Pursuant to his executive employment agreement, Dr. Lemieux’s annual base salary was set at C$253,700 and he is eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of the executive employment agreement we entered into with Dr. Lemieux, we may terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. We may terminate the executive’s employment at any time without cause or upon a change of control, as defined in our Stock Option Plan, by providing the executive with thirty days’ notice of termination and payment equal to twelve months’ base salary plus any bonus payable. The executive may resign from employment upon providing us with at least sixty days’ advance written notice. The executive may decide to terminate employment with “good reason”, as defined in the executive employment agreement, in which case we are required to make payment equal to twelve months of base salary.

Brian Ford, CFO

On September 13, 2021, we entered into an executive employment agreement with Mr. Ford. Pursuant to his executive employment agreement, Mr. Ford’s annual base salary was set at C$350,000 and he is eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of the executive employment agreement we entered into with Mr. Ford, we may terminate his employment at any time with cause. We may terminate the executive’s employment without cause by providing the executive employee, with either a payment equal to six months of base salary, plus two months of base salary for each completed year of service, to a maximum of twelve months in total, or a payment equal to twelve months of base salary in the event that such a termination occurs within three months following a change of control, as defined in our stock option plan. The executive may resign from employment upon providing us with at least eight weeks of advance written notice.

George Kottayil, COO (U.S.)

Mr. Kottayil became an employee of Acasti on August 27, 2021, the effective date of the merger with Grace. Pursuant to his employment arrangement, Mr. Kottayil’s annual base salary is set at $270,400 and he is eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms of Mr. Kottayil’s employment arrangement, his employment may be terminated by us or by Mr. Kottayil at any time with or without cause.

Prashant Kohli, VP Commercial Operations

Mr. Kohli became an employee of Acasti on August 27, 2021, the effective date of the merger with Grace. Pursuant to his employment arrangement, Mr. Kohli’s annual base salary is set at $260,000 and he is eligible to receive annual performance bonuses of up to 30% of his annual base salary. In accordance with the terms of Mr. Kohli’s employment arrangement, his employment may be terminated by us or by Mr. Kohli at any time with or without cause.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of our Common Shares as of June 30, 2022 by each director and executive officer, and all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All Common Shares have the same voting rights.

For the purposes of calculating percentage ownership, as of August 24, 2022, 44,610,130 Common Shares were issued and outstanding, and, for any individual who beneficially owns Common Shares represented by options exercisable within 60 days of August 24, 2022, these shares are treated as if outstanding for that person, but not for any other person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Shares
Jan D’Alvise(2)	598,377	1.34%
Roderick N. Carter(3)	77,231	*
Jean-Marie (John) Canan(4)	62,031	*
Donald Olds(5)	42,308	*
Pierre Lemieux(6)	222,881	*
George Kottayil(7)	794,047	1.78%
Michael Derby	—	—
Vimal Kavuru(8)	3,830,326	8.59%
William Haseltine(9)	346,869	*
Brian Ford(10)	47,983	*
Prashant Kohli(11)	143,480	*
Directors and officers as a group (10 persons)	6,165,533	13.82%

* Less than 1%.

Notes:

(1)
Unless otherwise indicated, the address of each of the executive officers and directors named above is 3009 boul. de la Concorde East, Suite 102, Laval, Québec, Canada H7E 2B5
(2)
Includes 591,814 Common Shares that Jan D’Alvise may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$1.15 and C$14.16.
(3)
Includes 77,231 Common Shares that Roderick N. Carter may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$2.05 and C$38.40.
(4)
Includes 49,531 Common Shares that Jean-Marie (John) Canan may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$2.05 and C$14.16.
(5)
Includes 37,558 Common Shares that Donald Olds may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$2.05 and C$10.24. Includes 4,750 Common Shares held and controlled by Mr. Olds’ spouse, Ofra Aslan.
(6)
Includes 222,006 Common Shares that Pierre Lemieux may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$1.15 and C$15.92.
(7)
Includes 746,064 Common Shares beneficially owned indirectly through Kottayil Grace Pharma LLC and 47,983 common shares that George Kottayil may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$1.15 and C$2.05.
(8)
Includes 3,070,229 Common Shares owned by Shore Pharma LLC, of which Mr. Kavuru is the sole member, 746,064 common shares owned indirectly Kottayil Grace Pharma LLC, of which Mr. Kavuru is a manager, and 14,033 Common Shares that Mr. Kavuru may acquire through the exercise of share options within 60 days hereof, with an exercise price of C$2.05.

(9)
Includes 14,033 Common Shares that William Haseltine may acquire through the exercise of share options within 60 days hereof, with an exercise price of C$2.05.
(10)
Includes 47,983 Common Shares that Brian Ford may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$1.15 and C$2.05.
(11)
Includes 133,138 Common Shares beneficially owned and 20,683 Common Shares that Prashant Kohli may acquire through the exercise of share options within 60 days hereof, with exercise prices ranging between C$1.15 and C$2.05.

To the best of our knowledge, other than as disclosed above, the only other beneficial owner of 5% or more of our outstanding Common Shares is Rajitha Grace Irrevocable Trust, 40 Bey Lea Road, Suite C202, Tom’s River, NJ, 08753, which beneficially owns 4,689,547 Common Shares, representing approximately 10.52% of our issued and outstanding Common Shares.

DIRECTORS’ COMPENSATION

Our non-executive directors’ compensation consists of an annual fixed compensation of $60,000 for the Chairman of the Board and $35,000 for the other non-executive Board members. In addition, the Chairperson of the Audit Committee and the Chairperson of the GHR Committee receive additional compensation of $15,000 and $12,000, respectively, while members of the Audit Committee and the GHR Committee receive additional compensation of $7,500 and $6,000, respectively. The directors are also entitled to a fee of $1,000 per non-regularly scheduled Board meeting as well as a reimbursement for travelling and other reasonable expenses properly incurred by them in attending meetings of the Board or any committee or in otherwise serving us, in accordance with our policy on travel and expenses.

Following their first election to our Board, non-executive directors are eligible to receive an initial equity grant of up to 150% of their annual cash retainer worth of stock options vesting monthly in equal installments over a 12-month period, subject to the other terms and conditions set forth under the heading “Stock Option Plan”. In addition to their initial grant, non-executive directors are eligible to receive an annual equity-based award equal to 100% of their total annual cash retainer vesting monthly in equal installments over a 12-month period. These awards will be granted at the same time that we are performing our annual performance review for our employees, subject to availability of Common Shares and subject to the terms and conditions described under the headings “Stock Option Plan” and “Equity Incentive Plan”. The level of these awards are intended to be consistent with equivalent awards by comparable companies obtained from our benchmarking exercise and in accordance with the recommendations obtained from our independent compensation consultant.

The total compensation for our non-executive directors during Fiscal 2022 was as follows:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Roderick N. Carter	82,500	—	74,096	—	—	—	156,596
Jean-Marie (John) Canan	60,000	—	74,096	—	—	—	134,096
Donald Olds	57,500	—	74,096	—	—	—	131,596
Vimal Kavuru	22,500	—	74,096	—	—	—	96,596
William Haseltine	7,500	—	74,096	—	—	—	81,596
Michael Derby	6,000	—	—	—	—	—	6,000

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding the Corporation’s equity compensation plans as of March 31, 2022:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights (C$)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (Stock Option Plan)(1):	2,989,381	$ 3.94	1,396,595
Equity compensation plans approved by security holders (Equity Incentive Plan)(2):	—	$ —	—
Equity compensation plans not approved by security holders (Stock Option Plan):	—	$ —	—
Equity compensation plans not approved by security holders (Equity Incentive Plan):	—	$ —	—
Total	2,989,381	$ 3.94	1,396,595

Notes:

(1)
A summary of certain material provisions of the Stock Option Plan is available under “Stock Option Plan”. See also Proposal 4 – Approval of Amended Stock Option Plan
(2)
A summary of certain material provisions of the Equity Incentive Plan is available under “Equity Incentive Plan”. See also Proposal 5 – Amendment of Equity Incentive Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, executive officers, and shareholders owning more than 10% of any class of a company’s outstanding equity shares to file reports of ownership and changes of ownership with the SEC. Based solely on a review of copies of such forms submitted to us, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in Fiscal 2022, with the exception of the late-filed Form 3’s reflecting the election of Mr. Haseltine and Mr. Kavuru to our Board and Mr. Kottayil’s appointment as an executive officer, and a late-filed Form 3 filed by Rajitha Grace 2018 Irrevocable Trust reporting ownership of more than 10% of our Common Shares.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the purposes of this Proxy Statement, “informed person” means: (i) a director or executive officer of the Corporation; (ii)a director or executive officer of a person or corporation that is itself an informed person or subsidiary of the Corporation; (iii)any person or corporation who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both carrying more than 5% of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or Corporation as underwriter in the course of a distribution; and (iv)the Corporation if it has purchased, redeemed or otherwise acquired any of its own securities, for so long as it holds any of its securities.

To the best of the Corporation’s knowledge, no informed person of the Corporation, and no associate or affiliate of informed persons, at any time since the beginning of its last completed financial year, has or has had any material interest, direct or indirect, in any transaction for the last two completed financial years of the Corporation, or in any proposed transaction that has materially affected or would materially affect the Corporation or any of its subsidiaries, which involves an amount exceeding the lesser of C$120,000 or one percent of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.

To the best of the Corporation’s knowledge, no one who has been (i) a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year; (ii) a proposed nominee for election as a director of the Corporation or (iii) an associate or affiliate of the persons listed in (i) and (ii) above, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other the interest of those individuals referred to above who are eligible participants in the Amended Stock Option Plan or the Equity Incentive Plan, which are proposed to be amended as described in this Proxy Statement.

HOUSEHOLDING – SHAREHOLDERS SHARING THE SAME ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Corporation’s proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to the Corporation’s Chief Financial Officer at Acasti Pharma Inc., 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada, H7E 2B5, telephone: (450) 686-4555. Any Shareholder who wants to receive separate copies of the Corporation’s proxy materials or annual report to Shareholders in the future, or any Shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and telephone number.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No person who is, or who was within the 30 days prior to the date of this Proxy Statement, a director, executive officer, employee or any former director, executive officer or employee of the Corporation or a subsidiary thereof, and no person who is a nominee for election as a director of the Corporation, and no associate of such persons is, or was as of the Record Date, indebted to the Corporation or a subsidiary of the Corporation or indebted to any other entity where such indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or a subsidiary of the Corporation.

MANAGEMENT CONTRACTS

None of the management functions of the Corporation are to any substantial degree performed other than by the directors or executive officers of the Corporation.

RESTRICTED SECURITIES

No action to be taken as set out herein involves a transaction that would have the effect of converting or subdividing, in whole or in part, existing securities into restricted securities or creating new restricted securities.

DIRECTOR AND OFFICER LIABILITY INSURANCE

As of December 31, 2021, the Corporation has subscribed to liability insurance for its directors and officers covering liability that may be incurred in connection with their functions, subject to the relevant provisions of the QBCA. The total insurance coverage is $20,000,000 per claim and per insurable period. Each claim is subject to up to a $3,000,000 deductible for the directors and executive officers, as a whole. The total premium for the current year of coverage was approximately $1,187,000.

AUDIT COMMITTEE INFORMATION

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reporting, including (i) reviewing the Corporation’s procedures for internal control with the Corporation’s independent auditor and management performing financial functions; (ii) reviewing and approving the engagement of the independent auditor; (iii) reviewing annual and quarterly financial statements and all other material periodic disclosure documents, including the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q and the management’s discussion and analysis contained therein; (iv) assessing the Corporation’s financial and accounting personnel; (v) assessing the Corporation’s accounting policies; (vi) reviewing the Corporation’s risk management procedures; and (vii) reviewing any significant transactions outside the Corporation’s ordinary course of business and any pending litigation involving the Corporation.

The Audit Committee has direct communication channels with the Corporation’s management performing financial functions and the external auditor of the Corporation to discuss and review such issues as the Audit Committee may deem appropriate.

As of March 31, 2022, the Audit Committee was composed of Mr. Canan, as Chairperson, Dr. Carter and Mr. Olds. Each member of the Audit Committee is “financially literate” within the meaning of National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) and “independent” within the meaning of NI52-110 and Rule 10A-3 of the Exchange Act. For more information on the expertise and experience of each member, please refer to “Proposal No. 1 – Election of Directors – Nominees for Election as Director”. Dr. Carter is not seeking re-election as a member of the Board and so will no longer be an Audit Committee member after the Meeting. A determination of which Board member will replace Dr. Carter as a member of the Audit Committee will be made after the Meeting.

The Audit Committee’s charter can be found on the Corporation’s website at https://www.acastipharma.com/en/investors/corporate-governance/governance-documents.

CORPORATE GOVERNANCE

Board Oversight of Risk

With regard to risk management, the Board will ensure that the business of the Corporation is conducted in compliance with applicable laws and regulations and according to the highest ethical standards and will identify and document the financial risks and other risks that the Corporation faces in the course of its business and ensure that such risks are appropriately managed.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities supported by management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include research and development, patents, commercial matters, human resources, funding, regulatory matters, operational risks, financial (accounting, liquidity and tax) matters, legal requirements, compensation, competitive risks and health, safety and reputational risks, among others.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations, and compliance with applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Corporation. The GHR Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The GHR Committee also oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board seeks to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Corporation.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Corporation. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an ongoing basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair of the Board ensures that there is sufficient time on the Board agenda for risk management discussions.

Oversight of Cybersecurity Risk

We understand the importance of cybersecurity and have taken action to protect our systems and data. We maintain our cybersecurity infrastructure through a number of security measures, including our internal policies and procedures, business processes, and software technology tools to control and monitor our systems and security. Our Audit Committee has oversight responsibility over our cybersecurity measures.

ESG Oversight

We are committed to prioritizing environmental, social, and governance (“ESG”) issues. Our Board works closely with our management team to promote awareness of ESG issues and to integrate ESG promotion into our long-term business strategy.

Director Independence

The Board believes that, in order to maximize its effectiveness, the Board must be able to operate independently. A majority of directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements. No director will be independent unless the Board has affirmatively determined that the director has no material relationship with the Corporation or any of its affiliates, either directly or indirectly or as a partner, Shareholder or officer of an organization that has a relationship with the Corporation or its affiliates. Such determinations will be made on an annual basis and, if a director joins the Board between annual meetings, at such time.

Independent Directors

The Board determined that Dr. Carter, Mr. Canan, Mr. Olds, Mr. Kavuru, Mr. Haseltine and Mr. Derby are “independent” within the meaning of NI 52-110 and Nasdaq rules.

Directors who are Not Independent

The Board determined that Ms. D’Alvise is not “independent” within the meaning of NI 52-110 and Nasdaq rules given that she is the President and CEO of the Corporation.

Majority of Directors will be Independent

As of the date of this Proxy Statement, the Board determined that currently 6 out of 7 members of the Board are “independent” within the meaning of NI 52-110 and Nasdaq rules. If the directors in Proposal No. 1 in this Proxy Statement are elected by Shareholders, 4 out of 5 members of the Board for the ensuing year will be “independent” within the meaning of NI 52-110 and Nasdaq rules.

Attendance Record of Directors for Board Meetings

During Fiscal 2022, the Board held 5 regular meetings and 10 special meetings relating to the merger with Grace. During Fiscal 2022, with the exception of Mr. Haseltine, each of our directors attended at least 75 percent of the total number of meetings of the Board and all committees of the Board on which he or she served . While we encourage our directors to attend our annual meetings of Shareholders, we do not have a policy requiring their attendance. Each director who was then a member of the Board attended the Corporation’s 2021 annual and special meeting of Shareholders.

Chairman of the Board

Dr. Carter acts as Chairman of the Board. His duties and responsibilities consist in the oversight of the quality and integrity of the Board’s practices. Dr. Carter is not seeking re-election as a member of the Board and will no longer act as Chairman of the Board after the Meeting. Following the Meeting, a new Chairperson of the Board will be appointed, although the specific member of the Board who will serve as Chairperson of the Board after the Meeting has not yet been determined.

Board Mandate

The Board is responsible for overseeing management in carrying out the business and affairs of the Corporation. Directors are required to act and exercise their powers with reasonable prudence in the best interests of the Corporation. The Board agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas:

•
approving and monitoring the Corporation’s compliance procedures;
•
establishing and developing the Corporation’s corporate governance principles and committees;

•
evaluating the strategic plan of the Corporation;
•
identification and oversight of the principal risks associated with the business of the Corporation and application of appropriate systems to manage and mitigate such risks;
•
planning for succession of management;
•
maintaining the Corporation’s policies regarding communications with its Shareholders and others; and
•
monitoring the integrity of the internal controls and management information systems of the Corporation.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Corporation and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the Board and/or of its committees. At least annually, the Board approves a strategic plan for the Corporation taking into account, among other things, the opportunities and risks of the Corporation’s business, its risk appetite, emerging trends, and the competitive environment in the industry.

Position Descriptions
How the Board Delineates the Role and Responsibilities of the Chair and the Chair of each Board Committee

Written position descriptions have been approved for the chairs of each committee of the Board. The primary role and responsibility of the chair of each committee of the Board is to: (i) in general, ensure that the committee fulfills its mandate, as determined by the Board and in accordance with the committee’s charter; (ii) chair meetings of the committee; (iii) report to the Board; and (iv) act as liaison between the committee and the Board and management. The Board has adopted a written position description for the chairman of the Board.

Chair of the Board

The Chair of the Board is responsible for leading the Board to fulfill its duties under the Board’s mandate as independent of management and acting as an advisor to the CEO.

The Chair’s duties include, but are not limited to, setting meeting agendas, approving and supervising management’s progress towards achieving strategic goals, chairing meetings and working with the respective committees and management to ensure, to the greatest extent possible, the effective functioning of the committees and the Board. The Chair must oversee that the relationship between the Board, management of the Corporation, the Shareholders and other stakeholders are effective, efficient and further to the best interests of the Corporation.

How the Board Delineates the Role and Responsibilities of the CEO

The Board has not developed a written position description for the CEO. The CEO’s objectives are discussed and decided during a Board meeting following the CEO’s presentation of the Corporation’s annual plan. These objectives include a general mandate to maximize Shareholder value. The Board approves theCEO’s objectives for the Corporation on an annual basis and reviews them quarterly.

Orientation and Continuing Education
Measures the Board Takes to Orient New Directors

The Corporation provides orientation for new appointees to the Board and committees in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Corporation’s business. The Board does not formally provide continuing education to its directors, as directors are experienced members. The Board relies on professional assistance, when judged necessary, in order to be educated/updated on a particular topic.

Measures the Board Takes to Ensure that its Directors Maintain the Skill and Knowledge Necessary to Meet their Obligations as Directors

The Board does not formally provide continuing education to its directors, as the directors are experienced members. The Board relies on professional assistance, when judged necessary, in order to be educated/updated on a particular topic.

Ethical Business Conduct
Code of Business Conduct and Ethics

The Board adopted a Code of Business Conduct and Ethics, (the “Code of Conduct”), for the Corporation’s directors, officers and employees on May 31, 2007, as amended from time to time. The Code of Conduct can be found on the SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and on the Corporation’s web site on www.acastipharma.com. A copy of the Code of Conduct can also be obtained by contacting the Corporate Secretary of the Corporation. Any breach of the Code of Conduct must be brought to the attention of the Board by the CEO or other senior executives. No report has ever been filed which pertains to any conduct of a director or executive officer that constitutes a breach to the Code of Conduct.

The Board actively monitors compliance with the Code of Conduct and promotes a business environment where employees are encouraged to report malfeasance, irregularities and other concerns. The Code of Conduct provides for specific procedures for reporting non-compliant practices in a manner which, in the opinion of the Board, encourages and promotes a culture of ethical business conduct.

The Board has also adopted a disclosure policy, an insider trading policy, the Majority Voting Policy, management and Board compensation policies, and a whistleblower policy.

Steps the Board Takes to Ensure Directors Exercise Independent Judgement

Under the Civil Code of Québec, to which the Corporation is subject as a legal person incorporated under the Business Corporations Act (Québec) (L.R.Q., c. S-31), a director of the Corporation must immediately disclose to the Board any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceedings of the Board. The interested director abstains, except if otherwise required, from the discussion and voting on the question. In addition, it is the policy of the Corporation that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

Nomination Of Directors

The Board receives recommendations from the GHR Committee, but retains responsibility for managing its own affairs by, among other things, giving its approval for the composition and size of the Board, and the selection of candidates nominated for election to the Board. The GHR Committee initially evaluates candidates for nomination for election as directors, having regard to the background, employment and qualifications of possible candidates.

The selection of the nominees for the Board is made by the Board based on the needs of the Corporation and the qualities required to sit on the Board, including ethical character, integrity and maturity of judgment of the candidates; the level of experience of the candidates; their ideas regarding the material aspects of the business of the Corporation; the expertise of the candidates in fields relevant to the Corporation while complementing the training and experience of the other members of the Board; the willingness and ability of the candidates to devote the necessary time to their duties to the Board and its committees, the willingness of the candidates to serve on the Board for numerous consecutive financial periods, and the willingness of the candidates to refrain from engaging in activities which conflict with the responsibilities and duties of a director owed to the Corporation and its Shareholders. The Corporation confirms that the training and qualifications of potential new directors correspond to the selection criteria of the Board and, depending on the results of that research, organizes meetings with the potential candidates.

In the case of incumbent directors whose terms of office are set to expire, the Corporation will review such directors’ overall service to the Corporation during their term of office, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Corporation during their term of office.

The Corporation may use various sources in order to identify the candidates for the Board, including its own contacts and the references of other directors, officers, advisors of the Corporation and executive placement agencies. The Corporation will consider director candidates recommended by Shareholders and will evaluate director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of Shareholders, the Corporation will consider any written recommendations of director candidates by Shareholders received by the Corporate Secretary of the Corporation not later than 120 days before the anniversary of the previous year’s annual meeting of Shareholders. Recommendations must include the candidate’s name, contact information and a statement of the candidate’s background and qualifications and must be mailed to the Corporation.

Following the selection of the candidates by the Board, the Corporation will propose a list of candidates to the Shareholders for the annual meeting of Shareholders.

The Board has not adopted any formal written director term limit policy, other than as described above in the section entitled “Majority Voting Policy.”

Shareholders who wish to suggest a candidate for the Board may submit a written recommendation to our Corporate Secretary at 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada H7E 2B5, telephone: (450) 686-4555, subject to compliance with the Advance Notice Bylaw and the requirements under the section entitled “Questions About the Meeting and Voting Your Shares”, along with the Shareholder’s name, setting forth, among other things:

•
the name, age, and province or state, and country of residence of the proposed nominee;
•
the principal occupation, business or employment of the proposed nominee, both at present and within the 5 years preceding the recommendation;
•
the number of Common Shares which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
•
a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and
•
whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Corporation or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Corporation and the interests of the proposed nominee.
Other Board Committees

Other than the Audit Committee, the Corporation also has the GHR Committee.

Mandate Of GHR Committee

The mandate of the GHR Committee consists of the evaluation of the proposed nominations of senior executives and director candidates to the Board; recommending for Board approval, if appropriate, revisions of the corporate governance practices and procedures; developing new charters for any new committees established by the Board; monitoring relationships and communication between management and the Board; monitoring emerging best practices in corporate governance; and oversight of governance matters and assessing the Board and its committees. The GHR Committee is also in charge of establishing the procedures which must be followed by us to comply with applicable guidelines of the TSXV and Nasdaq regarding corporate governance.

The GHR Committee has the responsibility of evaluating the compensation and performance incentives of, as well as the benefits granted to, the Corporation’s management in accordance with their responsibilities and performance, as well as to recommend the necessary adjustments to the Board. The GHR Committee also reviews the amount and method of compensation granted to the directors. The GHR Committee may mandate an external firm in order to assist it during the execution of its mandate. The GHR Committee considers time commitment, comparative fees and responsibilities in determining compensation. With respect to the compensation of the Corporation’s officers, see “Compensation of Named Executive Officers”.

The GHR Committee is composed of independent members within the meaning of NI 52-110 and Nasdaq rules, namely Mr. Olds, Dr. Carter and Mr. Kavuru. Dr. Carter is not seeking re-election as a director of the Corporation. A determination of which Board member will replace Dr. Carter as a member of the GHR Committee will be made after the Meeting.

The GHR Committee’s charter can be found on the Corporation’s website at https://www.acastipharma.com/en/investors/corporate-governance/governance-documents.

Assessments

The Board, its committees and each director of the Corporation are subject to periodic evaluations of their efficacy and contribution. The evaluation procedure consists in identifying any shortcomings and implementing adjustments proposed by directors and of each of the Board’s committees. Among other things, these adjustments deal with the level of preparation of directors, management and consultants employed by the Corporation, the relevance and sufficiency of the documentation provided to directors and the time allowed to directors for discussion and debate of items on the agenda.

Director Term Limits

The Board has actively considered the issue of term limits for directors and will continue to do so. At this time, the Board does not believe that it is in the best interests of the Corporation to establish a limit on the number of times a director may stand for election. While such a limit could help create an environment where fresh ideas and viewpoints are available to the Board, a director term limit could also disadvantage the Corporation through the loss of the beneficial contribution of directors who have developed increasing knowledge of, and insight into, the Corporation and its operations over a period of time. As the Corporation operates in a unique segment of the industry, the Corporation believes it is difficult to find qualified directors with the appropriate background and experience and the introduction of a director term limit would impose further difficulty.

Policies regarding the Representation of Women on the Board and Amongst Executive Officers

The Corporation has not adopted a formal written policy regarding diversity among executive officers and directors, including mechanisms for Board renewal, in connection with, among other things, the identification and nomination of women directors. Nevertheless, the Corporation recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to the diversity of perspective on the Board.

Rather than considering the level of representation of women for director and executive officer positions when making Board or executive officer appointments, the Corporation considers all candidates based on their merit and qualifications relevant to the specific role. While the Corporation recognizes the benefits of diversity at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of candidates for director or executive management positions or that would otherwise force the composition of the Board and executive management team. Currently, the Corporation has one woman director who is also its CEO.

Board of Directors Diversity

The Board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to the Corporation’s business, while also representing a diversity in race, ethnicity and gender, contribute to a well-balanced and effective Board.

As required by the rules of Nasdaq that were approved by the SEC in August 2021, the Corporation is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (As of August 31, 2022)
Total Number of Directors		7
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

ADDITIONAL INFORMATION

Additional financial and other information relating to the Corporation is included in its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other disclosure documents, which are available on

SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com. Such documents do not constitute a part of this Proxy Statement.

In addition, copies of the Corporation’s Financial Report and this Proxy Statement, all as filed on EDGAR and SEDAR, may be obtained from the Corporate Secretary upon request at 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada H7E 2B5, telephone: (450) 686-4555. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a Shareholder.

AUTHORIZATION

The Board has approved the contents and the mailing of this Proxy Statement.

DATED at Laval, Québec, as of August 31, 2022

BY ORDER OF THE BOARD OF THE CORPORATION
/s/ Jan D’Alvise
Jan D’Alvise
Chief Executive Officer

SCHEDULE A – STOCK OPTION PLAN

ACASTI PHARMA inc.

STOCK OPTION PLAN
AS AMENDED August 4, 2022

acasti pharma inc.

STOCK OPTION PLAN

THIS PLAN adopted October 8, 2008, amended on April 29, 2009, March 1, 2011, May 22, 2013, October 5, 2015, May 11, 2016, June 8, 2017, July 27, 2018, April 15, 2019, March 31, 2020, August 27, 2020, June 24, 2021 and August 4, 2022.

Article 1
DEFINITIONS AND INTERPRETATION

1.1 Definitions. Where used in this Plan, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:

(a)
“Associate” has the meaning ascribed to it in the Securities Act.
(b)
“Board” means the board of directors of the Corporation, or any duly appointed committee thereof to which the board of directors of the Corporation has delegated the power to administer and grant Options under this Plan, as constituted from time to time.
(c)
“Cause” means, with respect to a particular Employee:
(i)
“cause” as such term is defined in the written employment agreement between the Corporation and the Employee; or
(ii)
in the event there is no written employment agreement between the Corporation and the Employee or “cause” is not defined in the written employment agreement between the Corporation and the Employee, the usual meaning of cause under the laws of the Province of Québec.
(d)
“Change of Control” means:
(i)
a consolidation, reorganization, amalgamation, merger, acquisition or other business combination (or a plan of arrangement in connection with any of the foregoing), other than solely involving the Corporation and any one or more of its Associates, with respect to which all or substantially all of the Persons who were the beneficial owners of the Shares and other securities of the Corporation immediately prior to such consolidation, reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement do not, following the completion of such consolidation, reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement, beneficially own, directly or indirectly, more than 50% of the resulting voting rights (on a fully-diluted basis) of the Corporation or its successor;
(ii)
a resolution is adopted to wind-up, dissolve or liquidate the Corporation;
(iii)
the sale, exchange or other disposition to a person other than an Affiliate of the Corporation of all or substantially all of the Corporation’s assets; or
(iv)
a change in the composition of the Board, which occurs at a single meeting of the shareholders of the Corporation or upon the execution of a shareholders’ resolution, such that individuals who are members of the Board immediately prior to such meeting or resolution cease to constitute a majority of the Board, without the Board, as constituted immediately prior to such meeting or resolution, having approved of such change;

(e)
“Code” has the meaning given in Section 7.1 of this Plan.
(f)
“Company” means, unless specifically indicated otherwise, a corporation, incorporated association or organization, body corporate, partnership, trust, association, or other entity other than an individual.
(g)
“Consultant” means a person, other than an Employee or Director of the Corporation, or a Company, who:
(i)
provides on a bona fide basis consulting, technical, management or other services to the Corporation or a Subsidiary of the Corporation under a written contract;
(ii)
possesses technical, business, management or other expertise of value to the Corporation or a Subsidiary of the Corporation;
(iii)
in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the business and affairs of the Corporation or a Subsidiary of the Corporation; and
(iv)
has a relationship with the Corporation or a Subsidiary of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.
(h)
“Corporation” means Acasti Pharma Inc., and includes any successor corporation thereto.
(i)
“Director” means a member of the board of directors of the Corporation or a member of the board of directors of a Subsidiary of the Corporation to whom stock options may be granted in reliance on a prospectus exemption under applicable Securities Laws.
(j)
“Effective Date” means the effective date of this Plan, as amended, being October 8, 2008.
(k)
“Employee” means an individual who:
(i)
is considered an employee of the Corporation or a Subsidiary of the Corporation under the Income Tax Act (Canada) (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);
(ii)
works full-time for the Corporation or a Subsidiary of the Corporation providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or
(iii)
works for the Corporation or a Subsidiary of the Corporation on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.
(l)
“Exchange” means the TSX Venture Exchange and, where the context permits, any other exchange on which the Shares are or may be listed from time to time.
(m)
“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out in the Option Agreement, duly executed by the Option Holder.

(n)
“Exercise Period” means the period during which a particular Option may be exercised and, subject to earlier termination in accordance with the terms hereof, is the period from and including the Grant Date through to and including the Expiry Date.
(o)
“Exercise Price” means the price per Share at which Shares may be purchased under an Option duly granted under this Plan, as determined in accordance with Section 4.3 of this Plan and, if applicable, adjusted in accordance with Section 3.5 of this Plan.
(p)
“Expiry Date” means the date determined in accordance with Section 4.2 of this Plan and after which a particular Option cannot be exercised and is deemed to be null and void and of no further force or effect.
(q)
“Grant Date” means the date on which the Board grants a particular Option.
(r)
“Insider” means an “insider” as defined by the Exchange from time to time in its rules and regulations.
(s)
“ISOs” has the meaning given in Section 7.1 of this Plan.
(t)
“Market Price” at any date in respect of the Shares shall be the closing price of such Shares on the Exchange (and if listed on more than one stock exchange, then the highest of such closing prices) on the last Business Day prior to the Grant Date (or, if such Shares are not then listed and posted for trading on the Exchange, on such stock exchange in Canada on which the Shares are listed and posted for trading as may be selected for such purpose by the Board). In the event that such Shares did not trade on such Business Day, the Market Price shall be the average of the bid and asked prices in respect of such Shares at the close of trading on such date. In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion;
(u)
“Option” means an option to acquire Shares granted to a Director, Employee or Consultant of the Corporation, or any Subsidiary of the Corporation pursuant to this Plan.
(v)
“Option Agreement” means an agreement, in the form substantially similar as that set out in Schedule “A” hereto, evidencing an Option granted under this Plan.
(w)
“Option Holder” means a Director, Employee or Consultant or former Director, Employee or Consultant, to whom an Option has been granted and who continues to hold an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.
(x)
“Plan” means this stock option plan, as may be amended from time to time.
(y)
“Person” means a Company or an individual.
(z)
“Personal Representative” means:
(i)
in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and
(ii)
in the case of an Option Holder who, for any reason, is unable to manage his or her affairs, the individual entitled by law to act on behalf of such Option Holder.
(aa)
“QBCA” means the Business Corporations Act (Québec), as amended, or such other successor legislation which may be enacted, from time to time.

(bb)
“Regulatory Authorities” means the Exchange and any other organized trading facilities on which the Corporation’s Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation.
(cc)
“Re-Organization Event” has the meaning given in Section 3.5 of this Plan.
(dd)
“Securities Act” means the Securities Act (Québec), as amended, or such other successor legislation as may be enacted, from time to time.
(ee)
“Securities Laws” means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that govern or are applicable to the Corporation or to which it is subject, including, without limitation, the Securities Act.
(ff)
“Share” means one (1) common share without par value in the capital stock of the Corporation as constituted on the Effective Date or, in the event of an adjustment contemplated by Section 3.5 of this Plan, such other shares or securities to which an Option Holder may be entitled upon the due exercise of an Option as a result of such adjustment.
(gg)
“Subsidiary” means a subsidiary as defined in the QBCA.
(hh)
“Termination Date” means:
(i)
in the case of the resignation of the Option Holder as an Employee of the Corporation, the date that the Option Holder provides notice of his or her resignation as an Employee of the Corporation to the Corporation;
(ii)
in the case of the termination of the Option Holder as an Employee of the Corporation by the Corporation for any reason other than death, the effective date of termination set out in the Corporation’s notice of termination of the Option Holder as an Employee of the Corporation to the Option Holder;
(iii)
in the case of the termination of the written contract of the Option Holder to provide consulting services to the Corporation, the effective date of termination set out in any notice provided by one of the parties to the written contract to the other party; or
(iv)
the effective date of termination of a Director, Employee or Consultant pursuant to an order made by any Regulatory Authority having jurisdiction to so order.
(ii)
“U.S. Taxpayer” has the meaning given in Section 7.1 of this Plan.

1.2 Choice of Law. This Plan is established under and the provisions of this Plan will be subject to and interpreted and construed in accordance with the laws of the Province of Québec.

1.3 Headings. The headings used herein are for convenience only and are not to affect the interpretation of this Plan.

Article 2
PURPOSE AND ADMINISTRATION

2.1 Purpose. The purpose of this Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants of the Corporation, and any Subsidiary of the Corporation, to reward such of those Directors, Employees and Consultants as may be granted Options under this Plan by the Board from time to time for their contributions toward the long term goals and success of the

Corporation and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments and proprietary interests in the Corporation.

2.2 Administration. This Plan will be administered by the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with this Plan as it may deem necessary or advisable for the proper administration and operation of this Plan and such regulations will form part of this Plan. The Board may delegate to any director or other senior officer or employee of the Corporation such administrative duties and powers as it may see fit.

2.3 Board Powers. The Board shall have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan to, amongst other things:

(a)
establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of this Plan;
(b)
interpret and construe this Plan and to determine all questions arising out of this Plan or any Option, and any such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes;
(c)
determine the number of Shares reserved for issuance by each Option;
(d)
determine the Exercise Price of each Option;
(e)
determine the time or times when Options will be granted and exercisable;
(f)
determine if the Shares which are issuable on the due exercise of an Option will be subject to any restrictions upon the due exercise of such Option; and
(g)
prescribe the form of the instruments and certificates relating to the grant, exercise and other terms of Options.

2.4 Board Discretion. The Board may, in its discretion, require as conditions to the grant or exercise of any Option that the Option Holder shall have:

(a)
represented, warranted and agreed in form and substance satisfactory to the Corporation that the Option Holder is acquiring and will acquire such Option and the Shares to be issued upon the exercise thereof for his, her or its own account, for investment and not with a view to or in connection with any distribution, that the Option Holder has had access to such information as is necessary to enable him, her or it to evaluate the merits and risks of such investment and that the Option Holder is able to bear the economic risk of holding such Shares for an indefinite period;
(b)
agreed to restrictions on transfer in form and substance satisfactory to the Corporation and to an endorsement on any option agreement or certificate representing the Shares making appropriate reference to such restrictions; and
(c)
agreed to indemnify the Corporation in connection with the foregoing.

2.5 Board Requirements. Any Option granted under this Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares issuable upon due exercise of such Option upon any securities exchange or under any Securities Laws of any jurisdiction, or the consent or approval of Regulatory Authority, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

2.6 Interpretation. The interpretation by the Board of any of the provisions of this Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any individual acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Board and each such individual will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

Article 3
GRANT OF OPTIONS

3.1 Board to Issue Shares. The Shares to be issued to Option Holders upon the exercise of Options will be previously authorized but unissued Shares in the capital stock of the Corporation.

3.2 Participation. The Board will, from time to time and in its sole discretion, determine (i) those Directors, Employees, Consultants (and, when applicable, to a Company wholly owned by any such Director, Employee or Consultant), if any, to whom Options are to be granted based upon certain participation criteria, which criteria include but are not limited to functions within the Corporation, or any Subsidiary of the Corporation, seniority or actual and future contributions to the success of to the Corporation, or any Subsidiary of the Corporation, and (ii) the number of Options to be granted to such Directors, Employees or Consultants. The Board may only grant options to an Employee or Consultant if such Employee or Consultant is a bona fide Employee or Consultant of the Corporation or a Subsidiary of the Corporation, as the case may be. The Board may, in its sole discretion, grant the majority of the Options to Insiders of the Corporation. However, in no case will the grant of Options under this Plan, together with any proposed or previously existing security based compensation arrangement, result in (in each case, as determined on the Grant Date):

(a)
the grant to any one Consultant of the Corporation, or any Subsidiary of the Corporation, within any twelve (12) month period, of Options reserving for issuance a number of Shares exceeding in the aggregate two percent (2%) of the Corporation’s issued and outstanding Shares (on a non-diluted basis); or
(b)
the grant, within any twelve (12) month period, to all Directors, Employees and/or Consultants of the Corporation (or any Subsidiary of the Corporation) conducting investor relations services, of Options reserving for issuance a number of Shares exceeding in the aggregate two percent (2%) of the Corporation’s issued and outstanding Shares (on a non-diluted basis), calculated at the date an option is granted to any such Person.

3.3 Number of Shares Reserved. Subject to adjustment as provided for in Section 3.4 of this Plan and any subsequent amendment to this Plan, the aggregate number of Shares reserved for issuance and which will be available for purchase pursuant to Options granted under this Plan, together with any proposed or previously existing security based compensation arrangement, will be equal to 8,898,838, representing 20% of the issued and outstanding Shares of the Corporation as of July 28, 2022. Subject to the provisions and restrictions of this Plan, if any Option is cancelled, expired or otherwise terminated for any reason whatsoever, the number of Shares in respect of which Option is cancelled, expired or otherwise terminated for any reason whatsoever, as the case may be, will ipso facto again be immediately available for purchase pursuant to Options granted under this Plan.

3.4 Adjustments. If, prior to the complete exercise of an Option, the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, a “Re-Organization Event”), an Option, to the extent that it has not been exercised, will be adjusted by the Board in accordance with such Re-Organization Event in the manner the Board deems appropriate and equitable. No fractional Shares will be issued upon the exercise of the Options and accordingly, if as a result of the Re-Organization Event, an Option Holder would become entitled to a fractional Share, such Option Holder will have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.5 Notification of Grant. Following the approval by the Board of the granting of an Option, the Board will notify the Option Holder in writing of the award and will enclose with such notice the Option Agreement representing the Option so granted.

3.6 Copy of Plan. Each Option Holder, concurrently with the notice of the award of the Option, will, upon written request, be provided with a copy of this Plan, and a copy of any amendment to this Plan will be promptly provided by the Board to each Option Holder.

3.7 Limitation. This Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Corporation, does not give any Option Holder that is an Employee the right to be or to continue to be employed by the Corporation and does not give any Option Holder that is a Consultant the right to be or continue to be retained or engaged by the Corporation as a consultant for the Corporation.

Article 4
TERMS AND CONDITIONS OF OPTIONS

4.1 Term of Option. Subject to Section 4.2, the Expiry Date of an Option will be the date so fixed by the Board at the time the particular Option is granted, provided that such date will be no later than the tenth (10th) anniversary of the Grant Date of such Option.

4.2 Termination of Option. Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. (Montréal time) on the Expiry Date. The Expiry Date of an Option will be the earlier of the date so fixed by the Board at the time the Option is granted and the date established, if applicable, in subsections (a) to (c) below:

(a)
Death, Disability or Retirement of Option Holder

In the event that the Option Holder should die, become disabled or retire from the Corporation while he or she is still an Employee (if he or she holds his or her Option as an Employee) or in the event that the Option Holder should die or become disable while he or she is still a Director (if he or she holds his or her Option as a Director) or a Consultant (if he or she holds his or her Option as a Consultant), the Expiry Date will be the first anniversary of the Option Holder’s date of death, disability or retirement, as applicable. In addition, in the event that the Option Holder should die or become disabled, the vesting schedule of such Option Holder’s Option shall automatically accelerate such that there shall be a full and immediate vesting and entitlement to exercise the relevant Option concurrently with the date upon which such event occurs.

(b)
Ceasing to Hold Office as Director

In the event that the Option Holder holds his or her Option as a Director of the Corporation and such Option Holder ceases to be a Director of the Corporation (including by reason of death or disability) the Expiry Date of the Option will be the first anniversary following the date the Option Holder ceases to be a Director of the Corporation unless the Option Holder ceases to be a Director of the Corporation as a result of:

(i)
ceasing to meet the qualifications of a director set forth the QBCA; or
(ii)
an ordinary resolution having been passed by the shareholders of the Corporation pursuant to the QBCA; or
(iii)
an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the date the Option Holder ceases to be a Director of the Corporation.

(c)
Ceasing to be an Employee or Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Corporation and such Option Holder ceases to be an Employee or Consultant of the Corporation other than by reason of death, disability or retirement, as applicable in accordance with Section 4.2(a), the Expiry Date of the Option will not exceed the ninetieth (90th) day following the Termination Date or, if the Employee or Consultant provides investor relations services, the thirtieth (30th) day following the Termination Date, unless the Option Holder:

(i)
ceases to be an Employee of the Corporation as a result of termination for Cause; or
(ii)
ceases to be an Employee or Consultant of the Corporation as a result of an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the Termination Date.

(d)
Bankruptcy

In the event that an Option Holder commits an act of bankruptcy or any proceeding is commenced against an Option Holder under the Bankruptcy and Insolvency Act (Canada) or other applicable bankruptcy or insolvency legislation in force at the time of such bankruptcy or insolvency, the Expiry Date of the Option will be the date immediately preceding the date on which such Option Holder commits such act of bankruptcy.

Notwithstanding anything contained in this Plan, with the exception of Section 5.5, in no case will an Option be exercisable after the tenth (10th) anniversary of the Grant Date of the Option.

4.3 Exercise Price. The price at which an Option Holder may purchase a Share upon the exercise of an Option (the “Exercise Price”) will be determined by the Board and set forth in the Option Agreement issued in respect of such Option and, in any event, will not be less than the Market Price of the Corporation’s Shares calculated as of the Grant Date. Notwithstanding anything else contained in this Plan, in no case will the Market Price be less than the minimum prescribed by each of the organized trading facilities as would apply to the Grant Date in question.

4.4 Vesting. Subject to Section 4.2(a), the date or dates on and after which a particular Option, or part thereof, may be exercised will be determined by the Board and set forth in the Option Agreement issued in respect of such Option; provided that:

(a)
all Options granted to a Director will be vested gradually and evenly over a period of at least twelve (12) months, on a monthly basis; and
(b)
all Options granted to an Employee will be vested gradually and evenly over a period of at least thirty-six (36) months, on a quarterly basis.

4.5 Additional Terms. Subject to all applicable Securities Laws of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in the Option Agreement at the time of grant. These terms and conditions may include, but are not necessarily limited to, the following:

(c)
providing that an Option expires on a date other than as provided for herein;
(d)
providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events;
(e)
providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile take-over bid for the Corporation; and
(f)
providing that an Option issued to, held by or exercised by an Option Holder who is a citizen or resident of the United Sates of America, and otherwise meeting the statutory requirements, be treated as an “Incentive Stock Option” as that term is defined for purposes of the United States of America Internal Revenue Code of 1986, as amended.

4.6 Non-Transferability of Options. The Options granted hereunder are not assignable, transferable or negotiable (whether by operation of law or otherwise) and may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by Section 5.1 of this Plan, exercise the Option within the Exercise Period. Upon any attempt to assign, transfer, negotiate, pledge, hypothecate or otherwise dispose of or transfer an Option contrary to this Section 4.6 of this Plan, or upon the levy of any attachment or similar process upon an Option, the Option and all rights, benefits and privileges arising thereunder or therefrom, at the sole discretion and election of the Board, shall cease and terminate and be of no further force or affect whatsoever.

4.7 No Rights as Shareholders. An Option Holder shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of a certificate for Shares upon the due exercise of such Option, in full or in part, and then only with respect to the Shares represented by such certificate or certificates. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

Article 5
EXERCISE OF OPTION

5.1 Exercise of Option. An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. Subject to the provisions of this Plan, an Option Holder or the Personal Representative of an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. (Montréal time) on the Expiry Date by delivering to the Secretary of the Corporation an Exercise Notice indicating the number of Shares to be purchased pursuant to the exercise of the Option, the applicable Option Agreement and a certified cheque or bank draft payable to “Acasti Pharma Inc.” in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

5.2 Withholding Taxes. In addition to the other conditions on exercise set forth in this Plan, the exercise of each Option granted under this Plan is subject to the satisfaction of all applicable withholding taxes or other withholding liabilities as the Corporation may determine to be necessary or desirable in respect of such exercise. The Corporation will require that an Option Holder pay to the Corporation, in addition to, and in the same manner as, the Exercise Price, such amount as the Corporation is obliged to remit to the relevant taxing authority in respect of the exercise of the Option.

5.3 Issue of Share Certificates. As soon as practicable following the receipt of (i) the Exercise Notice and the certified cheque or bank draft referred to in Section 5.1, and (ii) any amounts payable under Section 5.2, the Board will cause to be delivered to the Option Holder the Shares so purchased in certificated or uncertificated form. If the number of Shares so purchased is less than the number of Shares subject to the Option Agreement, the Option Holder will surrender the Option Agreement to the Corporation and the Board will forward a new Option Agreement to the Option Holder concurrently with delivery of the Shares for the balance of Shares available under the Option.

5.4 Condition of Issue. The Options and the issue of Shares by the Corporation pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable Securities Laws. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with and to fully cooperate with the Corporation in complying with such laws, regulations, rules and policies. Notwithstanding any of the provisions contained in this Plan or in any Option, the Corporation’s obligation to issue Shares to an Option Holder pursuant to the exercise of any Option granted under the Plan shall be subject to:

(a)
completion of such registration or other qualification of such Shares or obtaining approval of such Regulatory Authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;
(b)
the admission of such Shares to listing on any stock exchange on which the Shares may then be listed;

(c)
the receipt from the Option Holder of such representations, warranties, agreements and undertakings, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the Securities Laws of any jurisdiction; and
(d)
the satisfaction of any conditions on exercise prescribed pursuant to this Plan.

5.5 Blackout Period. If an Option expires during, or within five business days after, a trading black-out period imposed by the Corporation to restrict trades in the Corporation’s securities, then, notwithstanding any other provision of the Plan, the Option shall expire ten business days after the trading black-out period is lifted by the Corporation, subject to the maximum period of time during which an Option is exercisable under Sections 7.3 of this Plan.

Article 6
AMENDMENT AND TERMINATION

6.1 Amendment Without Shareholder Approval. Subject to the prior approval of the Exchange, The Board may amend, suspend or discontinue the Plan, and amend or discontinue any Options granted under the Plan, at any time without shareholder approval. Without limiting the foregoing, the Board is specifically authorized to amend the terms of the Plan, and the terms of any Options granted under the Plan, without obtaining shareholder approval, to:

(a)
amend the vesting provisions to the extent permitted under the rules and regulations of the Exchange;
(b)
amend the termination provisions, except as otherwise provided in Section 6.3 (b) hereof;
(c)
amend the eligibility requirements of eligible Directors, Employees or Consultants which would have the potential of broadening or increasing Insider participation;
(d)
add any form of financial assistance;
(e)
amend a financial assistance provision which is more favorable to Directors, Employees or Consultants;
(f)
add a deferred or restricted share unit or any other provision which results in Directors, Employees or Consultants receiving securities while no cash consideration is received by the Corporation; and
(g)
make other amendments of a housekeeping nature or to comply with the requirements of any Regulatory Authority.

6.2 Amendment with Shareholder Approval. Notwithstanding Section 6.1, no amendments to the Plan to:

(a)
increase the number of Shares reserved for issuance under the Plan (including a change from a fixed maximum number of shares to a fixed maximum percentage of Shares);
(b)
change the manner of determining the Exercise Price; or
(c)
amend the amending provisions of Sections 6.1 to 6.3 of this Plan; or
(d)
change the employees (or class of employees) eligible to receive options under this Plan shall be made without obtaining approval of the shareholders in accordance with the requirements of the Exchange.

6.3 Amendment of Insider Options. Notwithstanding Section 6.1, no amendments to granted Options to:

(a)
reduce the Exercise Price for the benefit of Insiders; or

(b)
extend the termination date for the benefit of Insiders, other than in accordance with Section 5.4 hereof;

shall be made without obtaining approval of the shareholders, or approval of the disinterested shareholders for amendments under Section 6.3 (a), in accordance with the requirements of the Exchange; and no action shall be taken with respect to granted Options without the consent of the Option Holder, unless the Board determines that such action does not materially alter or impair such Option.

6.4 Options Granted Prior to Termination. No amendment, suspension or discontinuance of the Plan or of any granted Option may contravene the requirements of the Exchange or any securities commission or regulatory body to which the Plan or the Corporation is now or may hereafter be subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

6.5 Retrospective Amendment. The Board may from time to time retrospectively amend this Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options that have been previously granted.

6.6 Change of Control. Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

(a)
in the event of a proposed Change of Control of the Corporation, the Corporation shall have the right, upon written notice thereof to each Option Holder holding Options under the Plan, to permit the exercise of all such Options within the twenty (20) day period next following the date of such notice and to determine that upon the expiration of such twenty (20) day period, all rights of the Option Holders to such Options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever;
(b)
in the event of a Change of Control of the Corporation where a notice by the Corporation was not sent to Option Holders in accordance with Section 6.6(a),
(i)
all of the Option Holder’s Options will immediately vest on the date of such event. In such event, all Options so vested will be exercisable from such date until their respective expiry dates, subject to the terms of any employment agreement or other contractual arrangement between the Option Holder and the Corporation. For greater certainty, upon a Change of Control, Option Holders shall not be treated any more favourably than holders of Shares with respect to the consideration that the Option Holders would be entitled to receive for their Shares; and
(ii)
if the Option Holder elects to exercise its Options following a Change of Control, such Option Holder shall be entitled to receive, and shall accept, in lieu of the number of Shares which such Option Holder was entitled upon such exercise, the kind and amount of shares and other securities, property or cash which such Option Holder could have been entitled to receive as a result of such Change of Control, on the effective date thereof, had such Option Holder been the registered holder of the number of Shares to which such Option Holder was entitled to purchase upon exercise of such Options.

6.7 Extension of Expiration Date, Non-Applicability of Termination of Employment Provisions. Subject to the rules of any relevant Regulatory Authority and Securities Laws, the Board may, by resolution:

(a)
extend the Expiration Date of any Option, but shall not, in the event of any such advancement or extension, be under any obligation to advance or extend the date on or by which Options may be exercised by any other Option Holder; and

(b)
decide that any of the provisions hereof concerning the effect of termination of the Option Holder’s employment shall not apply to any Option Holder for any reason acceptable to the Board.

Notwithstanding the provisions of Sections 6.6 and 6.7, should changes be required to the Plan by any Regulatory Authority of any jurisdiction to which this Plan or the Corporation now is or hereafter becomes subject, such changes shall be made to the Plan as are necessary to conform with such requirements and, if such changes are approved by the Board, the Plan, as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form as of and from the date of its adoption by the Board.

6.8 Regulatory Authority Approval. This Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.9 Agreement. The Corporation and every Option granted hereunder will be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Corporation to be bound by the terms and conditions of this Plan.

6.10 Effective Date of Plan. Upon approval by the shareholders of the Corporation in accordance with the QBCA, and by acceptance by the Exchange (if the Shares are listed or posted on an Exchange and such acceptance is required), the amendments to this Plan made on May 11, 2016 shall be deemed to be effective as of the Effective Date. Any Options granted prior to such approval and acceptance(s), that exceed the previous number of Options available for grant, shall be conditional upon such approval and acceptance(s) being given and no such Options may be exercised unless such approval and acceptance is given.

6.11 Governing Law. This Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Article 7
U.S. TAXPAYERS

7.1 Provisions for U.S. Taxpayers. Options granted under this Plan to U.S. Taxpayers may be nonqualified stock options or incentive stock options intended to qualify under Section 422 (“ISOs”) of the United States Internal Revenue Code of 1986 and the applicable authority thereunder (the “Code”). Each Option shall be designated in the Option Agreement as either an ISO or a non-qualified stock option. “U.S. Taxpayer” means a Person who is a U.S. citizen, U.S. permanent resident or U.S. tax resident for the purposes of the Code whose purchase of Shares under this Plan would be subject to U.S. taxation under the Code. Such Person shall be considered a U.S. Taxpayer solely with respect to such options. Options may be granted as ISOs only to individuals who are employees of the Corporation or any present or future “subsidiary corporation” or “parent corporation” as those terms are defined in Section 424(e) and (f) of the Code, and shall not be granted to non-employee Directors or independent contractors. If an Option Holder ceases to be employed by the Corporation and/or all “subsidiary corporations” or “parent corporations” as those terms are defined in Section 424(e) and (f) of the Code, other than by reason of death or disability (meaning “permanent and total disability” as defined in Section 22(e)(3) of the Code), Options shall be eligible for treatment as ISOs only if exercised no later than three months following such termination of employment.

7.2 ISOs. The maximum number of Options that may be granted as ISOs is equal to the maximum number of Shares issuable under Section 3.3. The terms and conditions of any ISOs granted hereunder, including the eligible recipients of ISOs, shall be subject to the provisions of Section 422 of the Code, and the terms, conditions, limitations and administrative procedures established by the Board from time to time in accordance with this Plan. At the discretion of the Board, ISOs may be granted to any Employee of the Corporation, its “parent corporation” or any “subsidiary corporation” of the Corporation, as such terms are defined in Sections 424(e) and (f) of the Code.

7.3 ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Plan, if an ISO is granted to a Person who owns shares representing more than ten percent of the voting power of all classes of shares of the Corporation or of a “subsidiary corporation” or “parent corporation”, as such terms are defined in Section 424(e) and (f) of the Code, the term of the Option shall not exceed five years from the time of grant of such Option and the

Exercise Price shall be at least 110 percent (110%) of the Market Price (at the time of grant) of the Shares subject to the Option.

7.4 $100,000 Per Year Limitation for ISOs. To the extent the aggregate Market Price (determined at the time of grant) of the Shares for which ISOs are exercisable for the first time by any Person during any calendar year (under all plans of the Corporation) exceeds $100,000, such excess ISOs shall be treated as nonqualified stock options.

7.5 Disqualifying Dispositions. Each Person awarded an ISO under this Plan shall notify the Corporation in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such ISO. A disqualifying disposition is any disposition (including any sale) of Shares before the later of (i) two years after the time of grant of the ISO or (ii) one year after the date the Person acquired the Shares by exercising the ISO. The Corporation may, if determined by the Board and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Person until the end of the period described in the preceding sentence, subject to complying with any instructions from such Person as to the sale of such Share.

7.6 Section 409A. Any Options granted to U.S. Taxpayers shall be limited to Employees or Consultants providing services to the Corporation or to an affiliate which is an “eligible issuer”, as defined in final Treas. Reg. 1.409A-1(b)(iii) (this includes corporate subsidiaries in which the Corporation has a controlling interest).

(a)
No extension of term of an Option shall extend beyond the latest date that the right could have expired by its original terms.
(b)
Any replacement options issued under Section 3.5 or 6.6 of this Plan shall comply with U.S. Treas. Reg. 1.424-1 as if the Option were a incentive stock option (ISO) so that the ratio of the Exercise Price to the fair market value of Shares subject to the Options immediately after the replacement may not be greater than the ratio of the Exercise Price to the fair market value of Shares subject to the Options immediately before the replacement.

7.7 Transferability. Notwithstanding any other provision in this Plan, an ISO is not transferable except by will or by the laws of descent and distribution, and may be exercised, during the Option Holder’s lifetime, only by such Option Holder.

Adopted by the Board on October 8, 2008, as amended on April 29, 2009, March 1, 2011, May 22, 2013, October 5, 2015, May 11, 2016, June 8, 2017, July 27, 2018, April 15, 2019, March 31, 2020, August 27, 2020, June 24, 2021 and August 4, 2022 and last approved by the shareholders on August 26, 2021.

SCHEDULE B – EQUITY INCENTIVE PLAN

ACASTI PHARMA inc.

equity incentive PLAN

lAST aMENDED August 4, 2022

Acasti Pharma Inc.

Equity Incentive Plan

ARTICLE 1
Purpose

1.1 Purpose

The purpose of this Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants of the Corporation and its Subsidiaries, to reward such of those Directors, Employees and Consultants as may be granted Awards under this Plan by the Board from time to time for their contributions toward the long term goals and success of the Corporation and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments and proprietary interests in the Corporation.

ARTICLE 2
Interpretation

2.1 Definitions

When used herein, unless the context otherwise requires, the following terms have the indicated meanings, respectively:

“Affiliate” has the meaning set forth in the Securities Act;

“Associate” has the meaning ascribed to it in the Securities Act;

“Award” means any Bonus Share, Restricted Share Unit, Performance Share Unit, Deferred Share Unit, Restricted Share or Other Share-Based Award granted under this Plan;

“Award Agreement” means a signed, written agreement between a Participant and the Corporation, substantially in the form attached as Schedule A, subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an Award has been granted under this Plan;

“Award Value” means such percentage of annual base salary or such other amount as may be determined from time to time by the Board as the original value of the Award to be paid to a Participant and specified in the Participant’s Award Agreement;

“Board” means the board of directors of the Corporation;

“Business Day” means a day, other than a Saturday or Sunday, on which the principal commercial banks in the City of Montréal are open for commercial business during normal banking hours;

“Bonus Share” means Shares issued to a Participant under the terms of this Plan;

“Cause” means, with respect to a particular Employee:

(a)
“cause” as such term is defined in the written employment agreement between the Corporation and the Employee; or

(b)
in the event there is no written employment agreement between the Corporation and the Employee or “cause” is not defined in the written employment agreement between the Corporation and the Employee, the usual meaning of “cause” under the laws of the Province of Québec.

“Change in Control” means the occurrence of any one or more of the following events:

(a)
a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its Affiliates and another corporation or other entity, as a result of which the holders of Shares prior to the completion of the transaction hold less than 50% of the outstanding shares of the successor corporation after completion of the transaction;
(b)
the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its Subsidiaries which have an aggregate book value greater than 30% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly-owned subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its subsidiaries;
(c)
a resolution is adopted to wind-up, dissolve or liquidate the Corporation;
(d)
any person, entity or group of persons or entities acting jointly or in concert (an “Acquiror”) acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or Associates and/or Affiliates of the Acquiror to cast or to direct the casting of 20% or more of the votes attached to all of the Corporation’s outstanding Voting Securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);
(e)
as a result of or in connection with: (A) a contested election of directors, or; (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Corporation or any of its affiliates and another corporation or other entity, the nominees named in the most recent Management Information Circular of the Corporation for election to the Board shall not constitute a majority of the Board; or
(f)
the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

For the purposes of the foregoing, “Voting Securities” means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities.

Notwithstanding the foregoing definition, for Awards that are non-qualified deferred compensation held by a U.S. Taxpayer, any Change in Control must also meet the requirements for a “change in control” or “change in ownership” under Section 409A;

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated under it;

“Committee” has the meaning set forth in Section 3.2 ;

“Corporation” means Acasti Pharma Inc.;

“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Corporation, that:

(a)
is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or an Affiliate of the Corporation, other than services provided in relation to a Distribution;
(b)
provides the services under a written contract between the Corporation or an Affiliate of the Corporation and the individual or the Consultant Company;
(c)
in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and
(d)
has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation;

“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

“Date of Grant” means, for any Award, the date specified by the Board at the time it grants the Award (which, for greater certainty, shall be no earlier than the date on which the Board meets for the purpose of granting such Award) or if no such date is specified, the date upon which the Award was granted;

“Deferred Share Unit” or “DSU” means a unit equivalent in value to a Share, credited by means of a bookkeeping entry in the books of the Corporation in accordance with ARTICLE 7;

“Director” means a director of the Corporation who is not an employee of the Corporation or a Subsidiary;

“Disabled” or “Disability” means the permanent and total incapacity of a Participant as determined in accordance with procedures established by the Board for purposes of this Plan;

“Distribution” has the meaning set forth in the Securities Act;

“Effective Date” means the effective date of this Plan, being June 27, 2013;

“Employee” means an individual who:

(a)
is considered an employee of the Corporation or a Subsidiary of the Corporation under the Income Tax Act (Canada) (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);
(b)
works full-time for the Corporation or a Subsidiary of the Corporation providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or
(c)
works for the Corporation or a Subsidiary of the Corporation on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

“Exchange” means such stock exchange or other organized market on which the Shares are or may be listed or posted for trading from time to time, including as applicable the TSX‑V or the TSX;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Insider” means an “insider” as defined by the Exchange from time to time in its rules and regulations;

“Market Price” at any date in respect of the Shares shall be the closing price of such Shares on the Exchange (and if listed on more than one stock exchange, then the highest of such closing prices) on the last Business Day prior to the relevant date. In the event that such Shares did not trade on such Business Day, the Market Price shall be the average of the bid and asked prices in respect of such Shares at the close of trading on such date. In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion;

“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended from time to time;

“Other Share-Based Award” means any right granted under Section 8.1;

“Participant” means an Employee, Consultant or Director to whom an Award has been granted under this Plan;

“Participant’s Employer” means the Corporation or such Subsidiary as is or, if the Participant has ceased to be employed by the Corporation or such Subsidiary, was the Participant’s Employer;

“Performance Goals” means performance goals expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation, a Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Board;

“Performance Share Unit” or “PSU” means any right granted under Section 5.1 of the Plan;

“Permitted Assign” has the meaning assigned to that term in NI 45-106;

“Person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

“Plan” means this Acasti Pharma Inc. Equity Incentive Plan, as may be amended from time to time;

“QBCA” means the Business Corporations Act (Québec), as amended, or such other successor legislation which may be enacted, from time to time;

“Regulatory Authorities” means the Exchange and any other organized trading facilities on which the Corporation's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation;

“Restricted Period” means the period during which Restricted Shares are subject to restrictions as set out in the Award Agreement;

“Restricted Shares” means Shares granted to a Participant under Section 6.1 hereof that are subject to certain restrictions and to a risk of forfeiture;

“Restricted Share Unit” or “RSU” means a right to receive a Share or a Restricted Share granted, as determined by the Board, under Section 4.1;

“Securities Act” means the Securities Act (Québec), as amended, or such other successor legislation as may be enacted, from time to time;

“Securities Laws” means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that govern or are applicable to the Corporation or to which it is subject, including, without limitation, the Securities Act;

“Share” means one (1) common share without par value in the capital stock of the Corporation as constituted on the Effective Date or, in the event of an adjustment contemplated by ARTICLE 12, such other shares or securities to which the holder of an Award may be entitled as a result of such adjustment;

“Stock Option Plan” means the Corporation’s stock option plan in effect from time to time;

“Termination Date” means, in the case of a Participant whose employment or term of office or engagement with the Corporation or an Affiliate terminates:

(i)
in the case of the resignation of the Participant as an Employee of the Corporation, the date that the Participant provides notice of his or her resignation as an Employee of the Corporation to the Corporation;
(ii)
in the case of the termination of the Participant as an Employee of the Corporation by the Corporation for any reason other than death, the effective date of termination set out in the Corporation's notice of termination of the Participant as an Employee of the Corporation to the Participant;
(iii)
in the case of the termination of the written contract of the Consultant Participant to provide consulting services to the Corporation, the effective date of termination set out in any notice provided by one of the parties to the written contract to the other party; or
(iv)
the effective date of termination of a Director, Employee or Consultant pursuant to an order made by any Regulatory Authority having jurisdiction to so order;

provided that in the case of termination by reason of voluntary resignation by the Participant, such date shall not be earlier than the date that notice of resignation was received from such Participant, and “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice, reasonable notice, salary continuation or deemed employment that the Corporation or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire;

“TSX-V” means the TSX Venture Exchange;

“TSX” means the Toronto Stock Exchange; and

“U.S. Taxpayer” shall mean a Participant who is a U.S. citizen, U.S. permanent resident or individual providing services to the Corporation or its Subsidiaries in the U.S.

2.2 Interpretation

(a)
Whenever the Board or, where applicable, the Committee is to exercise discretion in the administration of this Plan, the term “discretion” means the sole and absolute discretion of the Board or the Committee, as the case may be.
(b)
As used herein, the terms “Article”, “Section”, “Subsection” and “clause” mean and refer to the specified Article, Section, Subsection and clause of this Plan, respectively.
(c)
Words importing the singular include the plural and vice versa and words importing any gender include any other gender.
(d)
Whenever any payment is to be made or action is to be taken on a day which is not a Business Day, such payment shall be made or such action shall be taken on the next following Business Day.

(e)
In this Plan, a Person is considered to be a “Subsidiary” of another Person if:
(i)
it is controlled by,
(a)
that other, or
(b)
that other and one or more Persons, each of which is controlled by that other, or
(c)
two or more Persons, each of which is controlled by that other; or
(ii)
it is a Subsidiary of a Person that is that other’s Subsidiary.
(f)
In this Plan, a Person is considered to be “controlled” by a Person if:
(i)
in the case of a Person,
(a)
voting securities of the first‑mentioned Person carrying more than 50% of the votes for the election of directors are held, directly or indirectly, otherwise than by way of security only, by or for the benefit of the other Person; and
(b)
the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first‑mentioned Person;
(ii)
in the case of a partnership that does not have directors, other than a limited partnership, the second‑mentioned Person holds more than 50% of the interests in the partnership; or
(iii)
in the case of a limited partnership, the general partner is the second‑mentioned Person.
(g)
Unless otherwise specified, all references to money amounts are to Canadian currency.
(h)
This Plan is established under and the provisions of this Plan will be subject to and interpreted and construed in accordance with the laws of the Province of Québec.
(i)
The headings used herein are for convenience only and are not to affect the interpretation of this Plan.

ARTICLE 3
Administration

3.1 Administration

Subject to Section 3.2, this Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to:

(a)
determine the individuals to whom grants under the Plan may be made;
(b)
make grants of Awards under the Plan relating to the issuance of Shares (including any combination of Bonus Shares, Restricted Share Units, Performance Share Units, Deferred Share Units, Restricted Shares or Other Share-Based Awards) in such amounts, to such Persons and, subject to the provisions of this Plan, on such terms and conditions as it determines including without limitation:
(i)
the time or times at which Awards may be granted;
(ii)
the conditions under which:
(a)
Awards may be granted to Participants; or

(b)
Awards may be forfeited to the Corporation,

including any conditions relating to the attainment of specified Performance Goals;

(iii)
the price, if any, to be paid by a Participant in connection with the granting of Awards;
(iv)
whether restrictions or limitations are to be imposed on the Shares issuable pursuant to grants of Awards, and the nature of such restrictions or limitations, if any; and
(v)
any acceleration of exercisability or vesting or Restricted Period, or waiver of termination regarding any Award, based on such factors as the Board may determine;
(c)
interpret this Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan; and
(d)
make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan.

The Board’s determinations and actions within its authority under this Plan are conclusive and binding on the Corporation and all other persons. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or of a Subsidiary as the Board determines.

3.2 Delegation to Committee

To the extent permitted by applicable law and the Corporation’s articles, the Board may, from time to time, delegate to a committee (the “Committee”) of the Board, all or any of the powers conferred on the Board under the Plan. In connection with such delegation, the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decision made or action taken by the Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive. Notwithstanding any such delegation or any reference to the Committee in this Plan, the Board may also take any action and exercise any powers that the Committee is authorized to take or has power to exercise under this Plan.

3.3 Eligibility

All Employees, Consultants and Directors are eligible to participate in the Plan, subject to subsections 10.11(c) and 10.2(g). Eligibility to participate does not confer upon any Employee, Consultant or Director any right to receive any grant of an Award pursuant to the Plan. The extent to which any Employee, Consultant or Director is entitled to receive a grant of an Award pursuant to the Plan will be determined in the sole and absolute discretion of the Board.

3.4 Board Requirements

Any Award granted under this Plan shall be subject to the requirement that, if at any time the Corporation shall determine that the listing, registration or qualification of the Shares issuable pursuant to such Award upon any securities exchange or under any Securities Laws of any jurisdiction, or the consent or approval of Regulatory Authority, is necessary as a condition of, or in connection with, the grant or exercise of such Award or the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

3.5 Participation

The Board may only grant Awards to an Employee or Consultant if such Employee or Consultant is a bona fide Employee or Consultant of the Corporation or a Subsidiary of the Corporation, as the case may be. The Board may, in its sole discretion, grant the majority of the Awards to Insiders of the Corporation. The number of Shares that may be purchased under any Award or the amount of any Award that shall be granted in any form that may result in the issuance of Shares will be determined and fixed by the Board at the date of grant, provided that no more than 2% of the issued and outstanding Shares may be granted to any one Consultant in any 12 month period.

3.6 Number of Shares Reserved

Subject to adjustment as provided for in ARTICLE 12 and any subsequent amendment to this Plan, the number of Shares reserved for issuance and which will be available for issuance pursuant to Awards granted under this Plan will be equal to a number that shall not exceed 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which number shall include Common Shares issuable pursuant to options issued under the Stock Option Plan.

The aggregate maximum number of Shares available under the Plan may be used for any type of Award. Subject to the provisions and restrictions of this Plan, if any Award is cancelled, expired or otherwise terminated for any reason whatsoever, the number of Shares in respect of which Award is cancelled, expired or otherwise terminated for any reason whatsoever, as the case may be, will ipso facto again be immediately available for purchase pursuant to Awards granted under this Plan. For greater certainty, the number of Shares in respect of which any Award is exercised will no longer be available for purchase pursuant to future Awards granted under this Plan.

All grants of Awards under this Plan will be evidenced by Award Agreements. Award Agreements will be subject to the applicable provisions of this Plan and will contain such provisions as are required by this Plan and any other provisions that the Board may direct. Any one officer of the Corporation is authorized and empowered to execute and deliver, for and on behalf of the Corporation, an Award Agreement to each Participant granted an Award pursuant to this Plan.

3.7 Non-transferability of Awards

No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee (except that, if, and for so long as the Shares are listed on the TSX, a Participant may transfer Awards to Permitted Assigns in a manner consistent with applicable tax and securities laws) and immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect. If any Participant has transferred Awards to a corporation pursuant to this Section 3.7, such Awards will terminate and be of no further force or effect if at any time the transferor should cease to own all of the issued shares of such corporation.

3.8 Dividend Equivalents

(a)
RSUs, PSUs and DSUs shall be credited with dividend equivalents in the form of additional RSUs, PSUs and DSUs as of each dividend payment date in respect of which normal cash dividends are paid on Shares. Such dividend equivalents shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per Share by the number of RSUs, PSUs and DSUs held by the Participant on the record date for the payment of such dividend, by (b) the Market Price at the close of the first business day immediately following the dividend record date, with fractions computed to three decimal places. Dividend equivalents credited to a Participant’s accounts shall vest in proportion to the RSUs, PSUs and DSUs to which they relate.
(b)
The Board may in its discretion include in an Award Agreement applicable to an Other Share-Based Award a dividend equivalent right entitling the Participant to receive amounts equal to the normal cash dividends that would be paid, during the time such Award is outstanding and unexercised, on the Shares covered by such Award if such Shares were then outstanding and may decide whether such payments shall be made in cash, in Shares or in another form, whether they shall be conditioned upon the vesting of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Board shall deem appropriate.
(c)
The foregoing does not obligate the Corporation to make dividends on Shares and nothing in this Plan shall be interpreted as creating such an obligation.

3.9 Permitted Assigns

If, and for so long as the Shares are listed on the TSX, grants of Awards may be made to Permitted Assigns of Employees, Directors and Consultants and may be transferred by Employees, Directors and Consultants to a Permitted Assign of an Employee, Director or Consultant as applicable, except for U.S. Taxpayers, if transfer to a Permitted Assign would be prohibited by Section 409A of the Code. In any such case, the provisions of ARTICLE 10 shall apply to the Award as if the Award was held by the Employee, Director or Consultant rather than such person’s Permitted Assign.

In the event of the death of the Permitted Assign, the Award shall be automatically transferred to the Employee, Director or Consultant who effected the transfer of the Award to the deceased Permitted Assign.

ARTICLE 4
GRANT OF RESTRICTED SHARE UNITS

4.1 Grant of RSUs

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant RSUs to any Participant. The number of RSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

4.2 Terms of RSUs

The Board shall have the authority to condition the grant of RSUs upon the attainment of specified Performance Goals, or such other factors (which may vary as between awards of RSUs) as the Board may determine in its sole discretion.

4.3 Vesting of RSUs

The Board shall have the authority to determine at the time of grant, in its sole discretion, the duration of the vesting period and other vesting terms applicable to the grant of RSUs, provided that no RSU granted shall vest and be payable after December 31 of the third calendar year following the year of service for which the RSU was granted.

4.4 Delivery of Shares

Unless otherwise specified in the Award Agreement, as soon as practicable following the expiry of the applicable vesting period, or at such later date as may be determined by the Board in its sole discretion at the time of grant, a share certificate representing the Shares issuable pursuant to the RSUs shall be registered in the name of the Participant or as the Participant may direct, subject to applicable securities laws.

ARTICLE 5
PERFORMANCE SHARE UNITS

5.1 Grant of PSUs

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant PSUs to any Participant. Each PSU will consist of a right to receive a Share upon the achievement of such Performance Goals during such performance periods as the Board will establish. The number of PSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

5.2 Terms of PSUs

Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any PSU granted, the termination of a Participant’s employment and the amount of any payment or transfer to be made pursuant to any PSU will be determined by the Board and by the other terms and conditions of any PSU, all as set forth in the applicable Award Agreement.

5.3 Performance Goals

The Board will issue Performance Goals prior to the commencement of the performance period to which such Performance Goals pertain. The Performance Goals may be based upon the achievement of corporation-wide, divisional or individual goals, or any other basis determined by the Board. The Board may modify the Performance Goals as necessary to align them with the Corporation’s corporate objectives if there is a subsequent material change in the Corporation’s business, operations or capital or corporate structure. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

5.4 Delivery of Shares

Unless otherwise specified in the Award Agreement, as soon as practicable following the expiry of the applicable vesting period, or at such later date as may be determined by the Board in its sole discretion at the time of grant, a share certificate representing the Shares issuable pursuant to the PSUs shall be registered in the name of the Participant or as the Participant may direct, subject to applicable securities laws.

ARTICLE 6
Restricted Shares

6.1 Grant of Restricted Shares

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Restricted Shares to any Participant. The terms and conditions of each Restricted Shares grant shall be evidenced by an Award Agreement, which agreements need not be identical. The number of Restricted Shares to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

Subject to the restrictions set forth in Section 10.2, except as otherwise set forth in the applicable Award Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote such Restricted Shares. Unless otherwise set forth in a Participant’s Award Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Shares shall be withheld by the Corporation for the Participant’s account, and shall be subject to forfeiture until released, in each case, to be released at the same time and in the same proportion as the lapse of restrictions on the Restricted Shares to which such dividends relate. Except as otherwise determined by the Board, no interest will accrue or be paid on the amount of any dividends withheld.

6.2 Restrictions on Transfer

In addition to any other restrictions set forth in a Participant’s Award Agreement, until such time that the Restricted Period for the Restricted Shares has lapsed pursuant to the terms of the Award Agreement, which Restricted Period the Board may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Shares. Notwithstanding anything contained herein to the contrary, the Board shall have the authority to remove any or all of the restrictions on the Restricted Shares whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Shares Award, such action is appropriate.

6.3 Separation of Service

Except as may otherwise be provided by applicable laws and regulations or in the applicable Award Agreement, in the event of a Participant’s “separation from service” (within the meaning of Section 409A of the Code) with the Corporation or any of the Subsidiaries for any reason prior to the time that the Restricted Period for the Participant’s Restricted Shares has lapsed, as soon as practicable following such Separation from Service, the Corporation shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s Restricted Shares for which the Restricted Period has not lapsed at a purchase price equal to the cash amount, if any, paid by the Participant for the Restricted Shares, or if no cash amount was paid by the Participant for the Restricted Shares, such Restricted Shares shall be forfeited by the Participant to the Corporation for no consideration as of the date of such separation from service.

ARTICLE 7
GRANT OF deferred share units

7.1 Number of Deferred Share Units

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Deferred Share Units to any Participant; provided, however, to the extent required by applicable law (including, but not limited to, Section 409A of the Code), if any Participant is allowed an election to receive DSUs in lieu of other compensation, such election must be made in writing prior to the start of the calendar year during which services will be performed for which the compensation relates, or such later date as permitted in accordance with applicable law, including, but not limited to, Section 409A of the Code and the regulations thereunder. The number of DSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

All Deferred Share Units received by a Participant shall be credited to an account maintained for the Participant on the books of the Corporation, as of the Date of Grant. The award of Deferred Share Units for a calendar year to a Participant shall be evidenced by an Award Agreement.

7.2 Issuance of Shares

DSUs shall be settled on the date established in the Award Agreement (the “Settlement Date”); provided, however that in no event shall a DSU Award be settled prior to the date of the applicable Participant’s Separation from Service. If the Award Agreement does not establish a date for the settlement of the DSUs, then the Settlement Date shall be the date of Separation from Service, subject to the delay that may be required under Section 13.9 below. On the Settlement Date for any DSU:

(a)
the Participant shall deliver a cheque payable to the Corporation (or payment by such other method as may be acceptable to the Corporation) representing payment of any amounts required by the Corporation to be withheld in connection with such settlement as contemplated by Section 13.3; and
(b)
the Corporation shall issue to the Participant one fully paid and non-assessable Share in respect of each Vested DSU being paid on such date.

ARTICLE 8
other share-based awards

8.1 Other Share-Based Awards

The Board may, from time to time, subject to the prior approval of the TSX-V, if applicable, the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Other Share-Based Awards to any Participant. Each Other Share-Based Award will consist of a right (1) which is other than an Award or right described in Article 4, 5, 6 or 7 above and (2) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Board to be consistent with the purposes of the Plan; provided, however, that such right will comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Board will determine the terms and conditions of Other Share-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 8.1 will be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination thereof, as the Board will determine.

ARTICLE 9

BONUS SHARES

9.1 Bonus Shares

The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant fully paid and non-assessable Bonus Shares to any Participant. The allocation of the Bonus Shares among the Participants shall be determined by the Board of Directors at the time that the Bonus Shares are qualified for issuance and shall be evidenced by an Award Agreement.

ARTICLE 10
termination of employment or Services

10.1 Death or Disability

If a Participant dies or becomes Disabled while an Employee, Director or Consultant:

(a)
a portion of the next instalment of any Awards due to vest (or for which the Restricted Period is due to lapse) shall immediately vest (or cease to be restricted) such portion to equal to the number of Awards next due to vest (or cease to be restricted) multiplied by a fraction the numerator of which is the number of days elapsed since the date of vesting (or lapse of Restricted Period) of the last instalment of the Awards (or if none have vested or have ceased to be restricted, the Date of Grant) to the date of Disability or death and the denominator of which is the number of days between the date of vesting (or lapse of Restricted Period) of the last instalment of the Awards (or if none have vested or have ceased to be restricted, the Date of Grant) and the date of vesting (or lapse of Restricted Period) of the next instalment of the Awards;
(b)
unless otherwise determined by the Board and set forth in an Award Agreement and subject to subsection (c), any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the date of Disability or death are immediately forfeited to the Corporation on the date of Disability or death; and

(c)
such Participant’s or Director’s eligibility to receive further grants of Awards under the Plan ceases as of the date of Disability or death.

10.2 Termination of Employment or Services

(a)
Where a Participant’s employment or term of office or engagement with the Corporation or an Affiliate terminates by reason of the Participant’s death or Disability, then the provisions of Section 10.1 will apply.
(b)
Unless otherwise determined by the Board and set forth in an Award Agreement, where a Participant’s employment or term of office or engagement terminates by reason of a Participant’s resignation or, in the case of a Consultant, by reason of the termination by the Consultant of the Consultant’s engagement in accordance with the terms of such engagement, then any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the Termination Date are immediately forfeited to the Corporation on the Termination Date.
(c)
Unless otherwise determined by the Board and set forth in an Award Agreement, where a Participant’s employment or term of office or engagement terminates by reason of termination by the Corporation or an Affiliate without cause in the case of an Employee, without breach of a Director’s fiduciary duties or without breach of contract by a Consultant, as applicable (in each case as determined by the Board in its sole discretion) (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the Termination Date are immediately forfeited to the Corporation on the Termination Date.
(d)
Where an Employee Participant’s or Consultant Participant’s employment or engagement is terminated by the Corporation or an Affiliate for cause (as determined by the Board in its sole discretion), or, in the case of a Consultant, for breach of contract (as determined by the Board in its sole discretion), then any Awards held by the Participant at the Termination Date (whether or not then vested or subject to a Restricted Period) are immediately forfeited to the Corporation on the Termination Date.
(e)
Where a Director’s term of office is terminated by the Corporation for breach by the Director of his or her fiduciary duty to the Corporation (as determined by the Board in its sole discretion), then any Awards held by the Director at the Termination Date (whether or not vested or subject to a Restricted Period) are immediately forfeited to the Corporation on the Termination Date.
(f)
Where a Director’s term of office terminates for any reason other than death or Disability of the Director or a breach by the Director of his or her fiduciary duty to the Corporation (as determined by the Board in its sole discretion), the Board may, in its sole discretion, at any time prior to or following the Termination Date, provide for the vesting (or lapse of restrictions) of any or all Awards held by a Director on the Termination Date.
(g)
The eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Corporation or an Affiliate, as the case may be, provides the Participant with written notification that the Participant’s employment or term of service is terminated, notwithstanding that such date may be prior to the Termination Date.
(h)
Unless the Board, in its sole discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or a Subsidiary for so long as the Participant continues to be an employee of the Corporation or a Subsidiary, including without limitation a change in the employment arrangement of a Participant whereby such Participant becomes a Director.

10.3 Discretion to Permit Acceleration

Notwithstanding the provisions of Sections 10.1 and 10.2, the Board may, in its discretion, at any time prior to or following the events contemplated in such Sections, permit the acceleration of vesting (or Restricted Period) of any or all Awards, all in the manner and on the terms as may be authorized by the Board.

ARTICLE 11
change IN control

11.1 Change in Control

The Board shall have the right to determine that any unvested or unearned Bonus Shares, Restricted Share Units, Deferred Share Units, Performance Share Units or Other Share-Based Awards or Restricted Shares subject to a Restricted Period outstanding immediately prior to the occurrence of a Change in Control shall become fully vested or earned or free of restriction upon the occurrence of such Change in Control. The Board may also determine that any vested or earned Bonus Shares, Restricted Share Units, Deferred Share Units, Performance Share Units or Other Share-Based Awards shall be cashed out at the Market Price as of the date such Change in Control is deemed to have occurred, or as of such other date as the Board may determine prior to the Change in Control. Further, the Board shall have the right to provide for the conversion or exchange of any Bonus Shares, Restricted Share Unit, Deferred Share Unit, Performance Share Unit or Other Share-Based Award into or for rights or other securities in any entity participating in or resulting from the Change in Control.

ARTICLE 12
Share Capital Adjustments

12.1 General

The existence of any Awards does not affect in any way the right or power of the Corporation or its shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business, or any amalgamation, combination, arrangement, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, Shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section would have an adverse effect on this Plan or on any Award granted hereunder.

12.2 Reorganization of Corporation’s Capital

Should the Corporation effect a subdivision or consolidation of Shares or any similar capital reorganization or a payment of a stock dividend (other than a stock dividend that is in lieu of a cash dividend), or should any other change be made in the capitalization of the Corporation that does not constitute a Change in Control and that would warrant the amendment or replacement of any existing Awards in order to adjust the number of Shares that may be acquired on the vesting of outstanding Awards and/or the terms of any Award in order to preserve proportionately the rights and obligations of the Participants holding such Awards, the Board will, subject to the prior approval of the Exchange, authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

12.3 Other Events Affecting the Corporation

In the event of an amalgamation, combination, arrangement, merger or other transaction or reorganization involving the Corporation and occurring by exchange of Shares, by sale or lease of assets or otherwise, that does not constitute a Change in Control and that warrants the amendment or replacement of any existing Awards in order to adjust: (a) the number of Shares that may be acquired on the vesting of outstanding Awards and/or (b) the terms of any Award in order to preserve proportionately the rights and obligations of the Participants holding such Awards, the Board will, subject to the prior approval of the Exchange, authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

12.4 Immediate Acceleration of Awards

Where the Board determines that the steps provided in Sections 12.2 and 12.3 would not preserve proportionately the rights, value and obligations of the Participants holding such Awards in the circumstances or otherwise determines that it is appropriate the Board may permit the immediate vesting of any unvested Awards and immediate lapse of any Restricted Period.

12.5 Issue by Corporation of Additional Shares

Except as expressly provided in this ARTICLE 12, neither the issue by the Corporation of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to the number of Shares that may be acquired as a result of a grant of Awards.

12.6 Fractions

No fractional Shares will be issued pursuant to an Award. Accordingly, if, as a result of any adjustment under Section 12.2, 12.3 or dividend equivalent, a Participant would become entitled to a fractional Share, the Participant has the right to acquire only the adjusted number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares, which shall be disregarded.

ARTICLE 13
Miscellaneous Provisions

13.1 Legal Requirement

(a)
The Corporation is not obligated to grant any Awards, issue any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its sole discretion, such action would constitute a violation by a Participant, Director or the Corporation of any provision of any applicable statutory or regulatory enactment of any government or government agency or the requirements of any stock exchange upon which the Shares may then be listed.
(b)
Without limiting the generality of the foregoing, all Awards and the issue of any Shares or other securities by the Corporation pursuant to any Awards are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities (including for greater certainty all applicable rules and policies of the Exchange) to the granting of such Awards and to the issuance and distribution of such Shares or other securities by the Corporation, and to all applicable Securities Laws.

13.2 Participants’ Entitlement

Except as otherwise provided in this Plan, Awards previously granted under this Plan are not affected by any change in the relationship between, or ownership of, the Corporation and an Affiliate. For greater certainty, all grants of Awards remain are not affected by reason only that, at any time, an Affiliate ceases to be an Affiliate.

13.3 Withholding Taxes

The granting or vesting or lapse of the Restricted Period of each Award under this Plan is subject to the condition that if at any time the Board determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in respect of such grant, vesting or lapse of the Restricted Period, such action is not effective unless such withholding has been effected to the satisfaction of the Board. In such circumstances, the Board may require that a Participant pay to the Corporation such amount as the Corporation or an Affiliate is obliged to remit to the relevant taxing authority in respect of the granting or vesting or lapse of the Restricted Period of the Award. Any such additional payment is due no later than the date on which any amount with respect to the Award is required to be remitted to the relevant tax authority by the Corporation or an Affiliate, as the case may be.

13.4 Rights of Participant

No Participant has any claim or right to be granted an Award and the granting of any Award is not to be construed as giving a Participant a right to remain as an employee, consultant or director of the Corporation or an Affiliate. No Participant has any rights as a shareholder of the Corporation in respect of Shares issuable pursuant to any Award until the allotment and issuance to such Participant, or as such Participant may direct, of certificates representing such Shares.

13.5 Other Incentive Awards

The Board shall have the right to grant other incentive awards based upon Shares under this Plan to Participants in accordance with applicable laws and regulations and subject to regulatory approval, including without limitation the approval of the Exchange (to the extent the Corporation has any securities listed on the particular exchange), having such terms and conditions as the Board may determine, including without limitation the grant of Shares based upon certain conditions and the grant of securities convertible into Shares.

13.6 Blackout Period

If an Award expires during, or within five business days after, a trading black-out period imposed by the Corporation to restrict trades in the Corporation’s securities, then, notwithstanding any other provision of this Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Corporation.

13.7 Termination

The Board may, without notice or shareholder approval, terminate the Plan on or after the date upon which no Awards remain outstanding.

13.8 Amendment

(a)
Subject to the rules and policies of any stock Exchange on which the Shares are listed and applicable law, the Board may, without notice or shareholder approval, at any time or from time to time, amend the Plan for the purposes of:
(i)
making any amendments to the general vesting provisions or Restricted Period of each Award;
(ii)
making any amendments to the provisions set out in ARTICLE 10;
(iii)
making any amendments to add covenants of the Corporation for the protection of Participants, as the case may be, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants, as the case may be;
(iv)
making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and Directors, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant resides, provided that the Board shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Participants and Directors; or
(v)
making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Participants.

(b)
Subject to Section 11.1, the Board shall not materially adversely alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant, as the case may be.
(c)
Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the Exchange (to the extent the Corporation has any securities listed on the particular Exchange) and the approval of shareholders in accordance with the requirements of such Exchange(s):
(i)
amendments to the Plan which would increase the number of Shares issuable under the Plan, except as otherwise provided pursuant to the provisions in the Plan, including Sections 12.2 and 12.3, which permit the Board to make adjustments in the event of transactions affecting the Corporation or its capital;
(ii)
amendments to the Plan which would increase the number of Shares issuable to Insiders, except as otherwise provided pursuant to the provisions in the Plan, including Sections 12.2 and 12.3, which permit the Board to make adjustments in the event of transactions affecting the Corporation or its capital; and
(iii)
amendments to this Section 13.8.

Any amendment that would cause an Award held by a U.S. Taxpayer to fail to comply with Section 409A of the Code shall be null and void ab initio.

13.9 Section 409A of the Code

This Plan will be construed and interpreted to be exempt from, or where not so exempt, to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan. The Corporation reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code and any regulations or guidance under that section. In no event will the Corporation be responsible if Awards under this Plan result in adverse tax consequences to a U.S. Taxpayer under Section 409A of the Code. Notwithstanding any provisions of the Plan to the contrary, in the case of any “specified employee” within the meaning of Section 409A of the Code who is a U.S. Taxpayer, distributions of non-qualified deferred compensation under Section 409A of the Code made in connection with a “separation from service” within the meaning set forth in Section 409A of the Code may not be made prior to the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the U.S. Taxpayer). Any amounts subject to a delay in payment pursuant to the preceding sentence shall be paid as soon practicable following such 6-month anniversary of such separation from service.

13.10 Requirement of Notification of Election Under Section 83(b) of the Code

If a Participant, in connection with the acquisition of Restricted Shares under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Participant makes such an election, the Participant shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

13.11 Indemnification

Every member of the Board will at all times be indemnified and saved harmless by the Corporation from and against all costs, charges and expenses whatsoever including any income tax liability arising from any such indemnification, that such member may sustain or incur by reason of any action, suit or proceeding, taken or threatened against the member, otherwise than by the Corporation, for or in respect of any act done or omitted by the member in respect of this Plan, such costs, charges and expenses to include any amount paid to settle such action, suit or proceeding or in satisfaction of any judgment rendered therein.

13.12 Participation in the Plan

The participation of any Participant in the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring upon such Participant any rights or privileges other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment or engagement nor a commitment on the part of the Corporation to ensure the continued employment or engagement of such Participant. The Plan does not provide any guarantee against any loss which may result from fluctuations in the market value of the Shares. The Corporation does not assume responsibility for the income or other tax consequences for the Participants and Directors and they are advised to consult with their own tax advisors.

13.13 International Participants

With respect to Participants who reside or work outside Canada and the United States, the Board may, in its sole discretion, amend, or otherwise modify, without shareholder approval, the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the provisions of local law, and the Board may, where appropriate, establish one or more sub-plans to reflect such amended or otherwise modified provisions.

13.14 Effective Date

This Plan becomes effective on June 27, 2013, being the date on which the Plan was approved by the shareholders of the Corporation.

13.15 Governing Law

This Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Last approved by Shareholders on August 26, 2021

SCHEDULE A

Award Agreement

Acasti Pharma Inc. (“Us” or “Our”) hereby grants the following Award(s) to you subject to the terms and conditions of this Award Agreement (the “Agreement”), together with the provisions of Our Equity Incentive Plan (the “Plan”) in which you become a “Participant”, dated ●, 2013, all the terms of which are hereby incorporated into this Agreement:

Name and Address of Participant: ____________________________________________

Date of Grant: ___________________________________________________________

Type of Award: __________________________________________________________

Total Number Granted: ____________________________________________________

Vesting Date(s): __________________________________________________________

1.
The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Notice and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.
2.
Each notice relating to the Award must be in writing and signed by the Participant or the Participant’s legal representative. All notices to US must be delivered personally or by prepaid registered mail and must be addressed to Our Corporate Secretary. All notices to the Participant will be addressed to the principal address of the Participant on file with US. Either the Participant or US may designate a different address by written notice to the other. Any notice given by either the Participant or US is not binding on the recipient thereof until received.
3.
Nothing in the Plan, in this Agreement, or as a result of the grant of an Award to you, will affect Our right, or that of any Affiliate of Ours, to terminate your employment or term of office or engagement at any time for any reason whatsoever. Upon such termination, your rights to exercise Award will be subject to restrictions and time limits, complete details of which are set out in the Plan.

[4. Add a fixed payment date or permitted event for payment, for U.S. taxpayers.]

ACASTI PHARMA INC.
By:
Authorized Signatory

I have read the foregoing Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of the Agreement and the Plan. [I understand that I may review the complete text of the Plan on line at [●], or by contacting either my Human Resources representative or the Office of the Corporate Secretary.] I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Signature

A-1

SCHEDULE C – FORM OF PROXY

Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). In addition, YOU MUST go to https://www.computershare.com/acasti no later than 5:00 p.m., Eastern Time, on September 26, 2022 or any adjournment thereof, and provide Computershare with the required information for your chosen proxyholder so that Computershare may provide the proxyholder with a Control Number via email. This Control Number will allow your proxyholder to log in to and vote at the meeting. Without a Control Number, your proxyholder will only be able to log in to the meeting as a guest and will not be able to vote. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Time, on September 26, 2022. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Form of Proxy - Annual General and Special Meeting to be held on Wednesday, September 28, 2022 01UQ8A This Form of Proxy is solicited by and on behalf of Management. Fold Fold CONTROL NUMBER Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 IND 000001 123 CPUQC01.E.INT/000001/i1234 123456789012345 1-866-732-VOTE (8683) Toll Free Holder Account Number Security Class

I/We being shareholder(s) of Acasti Pharma Inc., hereby appoint: Dr. Roderick N. Carter, or failing him, Ms. Jan D’Alvise Appointment of Proxyholder OR As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Shareholders of Acasti Pharma Inc. (the ‘’Corporation’’) on September 28, 2022 at 1:00 p.m. Eastern Time. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID-19, and in order to comply with federal, provincial and municipal restrictions that are or may be imposed in connection with the COVID-19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by https://meetnow.global/MFP5NAJ. You will not be able to attend the Meeting in person. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to https://www.computershare.com/acasti and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY Signature(s) Date Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular – Mark this box if you would like to receive the Information Circular by mail for next securityholders meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. 3 4 1 5 4 3 A R 1 01UQ9B Fold Fold For Withhold Proposal No. 3 Adopt an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the management information circular and proxy statement; Proposal No. 5 Consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s equity incentive plan, as previously approved by the Board, as more particularly described in the management information circular and proxy statement. Proposal No. 2 Appoint KPMG LLP to hold office as Acasti’s auditors until the close of the next annual meeting of shareholders and to authorize the board of directors of Acasti to fix their remuneration; Proposal No. 4 Consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s stock option plan, as previously approved by the Board of Directors of the Corporation (the “Board”), as more particularly described in the management information circular and proxy statement; Proposal No. 1 Elect Jean-Marie (John) Canan, Jan D’Alvise, Donald Olds, Vimal Kavuru and Michael Derby as directors to serve for a term that expires at the 2023 annual meeting of shareholders of the Corporation, or until his or her successor is elected and qualified or until his or her earlier resignation or removal; 01. Jean-Marie (John) Canan For Withhold 04. Vimal Kavuru 02. Jan D’Alvise For Withhold 05. Michael Derby 03. Donald Olds For Withhold For Against Abstain For Against Abstain For Against Abstain C1234567890 XXX 123 MR SAM SAMPLE A P W Q X X X X 999999999999